Exhibit 99.3

40 Queen Square
Bristol
BS1 4QP
P +44(0)117 3155800 www.claytonerm.com

PRIVATE & CONFIDENTIAL

Portfolio & Servicing Review

Project Ripon

prepared for

Bradford & Bingley plc

by

Clayton Euro Risk Ltd

November 2016

Contents

EXECUTIVE SUMMARY		2
BACKGROUND		4
TERMS OF REFERENCE		5
Data Tapes	5
Sampling	5
Information Available to Reviewers	7
Documents	7
Loan Files	7
Systems & Technology	7
Interviews / Meetings	8
EVIDENT RISK		9
Rental Income	10
Overview	10
File Sample Review	11
Summary	11
Term Date Passed / Approaching	11
Overview	11
Process	12
File Sample Review	12
Vulnerable Customers	13
Overview	13
Process	13
File Sample Review	13
Underwriting Policy	14
Overview	14
File Sample Review	14
Customer Campaigns	16
Term Date Approaching	16
Interest Rate Susceptibility	16
Accelerated Redemptions Programme	17
Valuation Reports	17
Overview	17
File Sample Review	17
Indexed Valuation	18
Overview	18
File Sample Review	18
Occupancy	19
Overview	19
File Sample Review	19
Security Claims	20
File Sample Review	20
Property and Title	20
File Sample Review	20
Legal Disputes	21
File Sample Review	21

Fraud	21
File Sample Review	21
Bankruptcy	21
Overview	21
Process	22
File Sample Review	22
LPA Receivers	22
Overview	22
Process	23
File Sample Review	23
PRIMARY SERVICING		24
Rate Change	24
Overview	24
Process	24
Interest Charged	24
Overview	24
Process	24
Redemptions	25
Overview	25
Process	25
Sundry Fees	25
Overview	25
Process	26
File Sample Review	26
Reason for Arrears	26
Overview	26
File Sample Review	26
Direct Debit Recalls and Payment Issues	27
Overview	27
Customer Contact	28
Overview	28
File Sample Review	28
Customer Complaints	28
Overview	28
Process	29
File Sample Review	29
Communication with Customers	30
Overview	30
SPECIAL SERVICING		31
Treating Customers Fairly	31
Overview	31
Process	31
File Sample Review	31
Contact with Borrowers	31
Overview	31

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 2

Process	32
File Sample Review	32
Forbearance	32
Overview	32
File Sample Review	32
Arrears Fees	34
Overview	34
Process	34
File Sample Review	34
Arrears Statements	34
Overview	34
File Sample Review	34
Anti-money Laundering	34
Third Party Providers	35
Process	35

Litigation	36
Overview	36
Process	36
File Sample Review	36
Arrears Management	37
Overview	37
Capitalisations	37
Collections	37
Overview	37
File Sample Review	37
CLIENT DOCUMENTATION LIST		38
Overview	38
File Sample Review	38
PAYMENT PERFORMANCE DATA VERIFICATION		40
Overview	40
APPENDICES		41
Appendix 1 – Scope of Work	41
Appendix 2 – Stratification	45

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 3

Executive Summary

Bradford & Bingley Plc is considering the disposal of a portfolio of residential Buy to Let (BTL) first charge mortgages owned by itself and its wholly owned subsidiary, Mortgage Express.

The purpose of this due diligence is to provide an independent assessment of a sample of loans to identify any risks in relation to the origination and servicing that may limit collection or subsequent sale of the security.

Clayton performed random representative sampling of the portfolio to achieve a result that could potentially be applied to the complete portfolio. The ‘Random’ sample consisted of 1,879 main account loans plus 21 linked further loan parts giving a total sample of 1,900 loan parts.

A further ‘Selected’ sample of 100 loans were reviewed, these were taken from loans excluded from the portfolio for the purpose of reviewing servicing on processes such as repossession, shortfall, term date approaching / passed and the appointment / effectiveness of LPA receivers.

All loans sampled have a correct legal charge registered in the favour of the Lender.

Based on the loan sample reviewed, Clayton’s view is that this loan book is currently being serviced effectively in line with expected industry standards from all borrower, risk and regulatory perspectives, with all required regulatory obligations being discharged effectively and in a timely manner.

Borrower Quality

•	All loans were subject to an affordability assessment based on the rental income coverage. This was checked to confirm that the assessment was within policy criteria at the time of origination. A small number of breaches (3%) were found where the rental coverage was outside of criteria and appeared to be outside of underwriter discretion.

Additionally a high percentage of loans were noted where underwriter discretion was applied to allow the case to proceed (22%). It should be noted however that the level of discretion provided to underwriters was nominal and given the performing nature of this seasoned portfolio the minimal policy breaches and underwriter discretion noted does not appear to have had a detrimental effect on the performance of the portfolio.

•	Term Date Passed procedures were adhered to in all cases where the loan had passed or was approaching maturity.

•	Minimal instances were noted where the borrower was deemed to be Vulnerable. In some instances the loan was not flagged as Vulnerable when it should have been. However the Lender was still applying its Vulnerable policy in the servicing of the loan.

•	Minimal policy breaches were identified.

•	No campaigns or work around interest rate susceptibility has been carried out and there are no current plans to do so.

Security Quality

•	A low level of adverse comments was noted from the valuation reports at origination.

•	Minimal issues were identified relating to the current occupancy of the security.

•	In all cases a first legal charge registered in favour of the Lender was seen in the form of a Land Registry title search.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 2

Primary Servicing Quality

•	Primary Servicing appears robust. Comprehensive policies and procedures are in place, these are being observed.

•	Redemption process is being fully adhered to with no issues found.

•	In all cases where fee charging was evident this was in line with the advertised fee charging scale.

•	The overall loan account servicing was good and there was no indication that the transfer to Computershare has had an adverse effect or changed the way the accounts are serviced.

Special Servicing Quality

•	High levels of performing accounts were found in the sample, with 94% having no payment issues in the last 14 months.

•	Arrears management and collections activity by the Lender is generally good with a high level of contact being made where the borrower has payment issues.

•	Minimal forbearance activity was noted and typically this related to allowing time for the borrower to sell the property

•	Where modifications to the account were identified, there was no indication that these related to being any form of forbearance.

•	No arrears capitalisations were noted in the last 5 years.

Documentation Quality

•	10% of the Random sample was noted as having at least one document missing. This is well within expected tolerances for a portfolio of this age.

Data Integrity – Payment Performance

•	Data relating to the payment history provided was found to be of good quality and considered acceptable for modelling purposes.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 3

Background

Bradford & Bingley Plc (the Company) is considering the disposal of a portfolio of residential Buy to Let (BTL) first charge mortgages owned by itself and its wholly owned subsidiary Mortgage Express (“MX”) (the “Transaction”). Clayton will provide for the Company, on a loan level basis, a specific review of loans originated by the Company and MX within England & Wales.

The purpose of this due diligence is to provide an independent assessment of a sample of loans to identify any risks in relation to the origination and servicing that may limit collection or subsequent sale of the security.

Clayton will provide a set of due diligence reports to the Company and Credit Suisse International and Slaughter and May (Representatives). These will be made available to a number of named parties interested in purchasing the portfolio of loans as part of the Transaction (the “Bidders”), subject to the completion of the appropriate non-reliance access letter, to assist them with assessment of the Transaction. The purchaser(s) of the Transaction will be provided with reliance on the reports. A reliance letter will be provided prior to closing of the Transaction.

The scope of review will cover several key areas:

1)	Sampling

2)	Evident risk / payment performance / collections activity

3)	Payment performance data verification

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 4

Terms of Reference

The on-site review took place at UK Asset Resolution, Doxford International Business Park, Sunderland, SR3 3XG, between the 24th October and the 4th November 2016. A small number of additional items, including missing documents and system notes were provided after the on-site review had completed and were reviewed at Clayton offices in Bristol between the 8th and the 9th November 2016.

Data Tapes

The following data tapes were initially provided with a cut-off date of July 2016:

•	1607 Ripon Datatape (Claytons)

•	1607 Ripon – MIA (Claytons)

•	1607 Ripon – CMS Paid (Claytons)

•	1607 Ripon – CMS Due (Clayton)

•	1607 Ripon – Closing Balance (Claytons)

•	1607 Ripon – Arrears Balance (Claytons)

•	Additional payment data

•	1607 Ripon Datatape (Claytons) Arrears Balances at at 31st July 2016

Addendum An updated data tape was subsequently provided with a cut-off date of September 2016

•	1609 Ripon Data tape (Round 2) Clayton Sample

This tape contained data only for loans within the sample and provided an update on the variable fields including payment history.

Sampling

Clayton performed random representative sampling of the portfolio to achieve review results that could potentially be applied to the complete portfolio. The ‘Random’ sample consisted of 1,879 main account loans plus 21 linked further loan parts giving a total sample of 1,900 loan parts. The 21 linked loans related to where a sub-account was been created for the purposes of debiting a ground rent or service charge fee. Of the sample, 24 loans were identified as having been redeemed between 31st July 2016 and 30th September 2016. The redeemed loans were included in the review testing.

Within the Random sample the loans were split between Commercial borrowers and Non-Commercial borrowers. In the sample of 1,900 loans, 1,207 of the loans were classified as Commercial borrowers and these were made up of Limited Companies (57 loans) and Individuals (1,150 loans). The classification of the type of borrower drives how the loan is serviced; Commercial borrowers are defined as borrowers with a portfolio of 2 or more properties and are managed by the Commercial BTL Team with the Non-Commercial (Sole Property) portfolio borrowers being managed and serviced by the Contact Centre. It was advised that although the Commercial BTL Team manages the Commercial borrowers, this can be dependent upon the performance of the account. For borrowers with 2-4 property portfolios that are deemed low risk and currently performing servicing is delegated to the Contact Centre until a specific risk trigger occurs at which point the portfolio becomes actively managed by the Commercial BTL team.

Within the Random sample 100 Deep Dive loans were randomly selected to verify the last 36 months payment history against the data tape.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 5

A further ‘Selected’ sample of 100 loans were reviewed, these were taken from loans excluded from the portfolio as the loans fell outside the portfolio selection criteria. The Selected sample was specifically chosen for the purpose of reviewing servicing on processes such as repossession, shortfall, term date approaching / passed and the appointment / effectiveness of LPA receivers.

	POOL
Current Balance	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
-74,999.99 - -50,000.00	1	.00%	-58,411	.00%	0	.00%
-24,999.99 - .00	204	.19%	- 23,647	.00%	2	.00%
.01 - 25,000.00	2,590	2.40%	27,750,830	.22%	432,903	1.57%
25,000.01 - 50,000.00	6,069	5.62%	242,473,352	1.94%	1,524,600	5.53%
50,000.01 - 75,000.00	20,085	18.59%	1,282,445,341	10.26%	3,481,999	12.62%
75,000.01 - 100,000.00	23,826	22.05%	2,079,305,907	16.63%	4,546,149	16.48%
100,000.01 - 125,000.00	19,361	17.92%	2,152,329,274	17.22%	4,450,745	16.13%
125,000.01 - 150,000.00	12,286	11.37%	1,679,086,300	13.43%	3,399,780	12.32%
150,000.01 - 200,000.00	12,638	11.70%	2,164,182,237	17.31%	4,233,213	15.34%
200,000.01 - 250,000.00	6,210	5.75%	1,368,074,890	10.94%	2,644,204	9.58%
250,000.01 - 500,000.00	4,622	4.28%	1,418,952,321	11.35%	2,711,653	9.83%
500,000.01 - 750,000.00	124	.11%	70,265,212	.56%	136,149	.49%
750,000.01 - 1,000,000.00	19	.02%	16,410,641	.13%	30,602	.11%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%

Origination Brand	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Mortgage Express	106,660	98.73%	12,384,212,396	99.06%	27,269,212	98.83%
Bradford and Bingley	1,375	1.27%	116,981,852	.94%	322,788	1.17%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%

	RANDOM SAMPLE
Current Balance	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
-74,999.99 - -50,000.00
-24,999.99 - .00	3	.16%	0	.00%	0	.00%
.01 - 25,000.00	44	2.32%	450,955	.20%	6,361	1.31%
25,000.01 - 50,000.00	104	5.47%	4,197,488	1.88%	22,908	4.71%
50,000.01 - 75,000.00	308	16.21%	19,685,053	8.79%	48,532	9.98%
75,000.01 - 100,000.00	446	23.47%	38,670,024	17.27%	89,729	18.45%
100,000.01 - 125,000.00	350	18.42%	39,119,197	17.47%	79,271	16.30%
125,000.01 - 150,000.00	204	10.74%	27,854,657	12.44%	54,566	11.22%
150,000.01 - 200,000.00	241	12.68%	41,256,419	18.43%	82,080	16.88%
200,000.01 - 250,000.00	111	5.84%	24,522,649	10.95%	48,610	9.99%
250,000.01 - 500,000.00	86	4.53%	26,026,571	11.63%	50,436	10.37%
500,000.01 - 750,000.00	3	.16%	2,078,069	.93%	3,896	.80%
750,000.01 - 1,000,000.00
Total	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Origination Brand	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Mortgage Express	1,875	98.68%	221,431,918	98.91%	479,541	98.59%
Bradford and Bingley	25	1.32%	2,429,163	1.09%	6,849	1.41%
Total	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 6

A detailed breakdown of the stratifications can be seen in Appendix 2.

Information Available to Reviewers

Documents

A number of documents were provided both prior to and during the review. The documents provided included the following:

•	Customer Service Business Rules

•	Mortgage Operations Business Rules

•	Further Advance Lending Policy documents 1997-2009

•	Guidance notes to Lending Policy

•	New Business Lending Policy documents 1995-2011

•	Term Date Passed Operating Model document

•	Third Party Management (Structure and Supplier Oversight) document

•	Customer Relations Lending Complaints Business Rules v3

•	Commercial Buy to Let Customer Journey Procedure Manual V14

•	Commercial Buy to Let Business Rules V.5.0

These documents were used to assist in the review of the loans and the operational procedures of the business where appropriate.

Loan Files

Origination documents were provided for the Random sample of 1900 loans, the documents provided were in paper format and were copies of the original file.

Systems & Technology

UFSS

The Lender utilises the Unisys Financial Services System (UFSS) for the administration of its mortgages. UFSS consists of a suite of screens, which contain key financial information such as; payment transaction history, balances outstanding, interest rate history, property details and customer details. Arrears and litigation information can also be seen on UFSS. A diary notes screen is in place to detail all notes and events associated with the loan. UFSS data as at 30th September 2016 was utilised during the review to assess the following:

•	Payment Performance over the last 12 months (36 months on a sub-sample of 100 loans)

•	Outstanding balance, Arrears balance, monthly payment and due amount

•	Collections, administration and customer contact notes, which include the reason for arrears, modifications, forbearance and arrangements to pay.

Where an account is split into more than one loan, for example a main loan and a sub account, the account transactions and information screens on the UFSS system are noted as individual loan parts.

The review did not consider incoming post-completion correspondence as no access to this system was provided. Instead, reliance was made on the information available on the diary notes within UFSS.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 7

To comply with Data Protection rules the review utilised a ‘Due Diligence’ version of the system, allowing for read only access to the vast majority of the UFSS screens. Access was not permitted to some of the screens; however this did not restrict the review as further checks were made via the Lender to the live system if required.

Portfolio Management System (PMS)

Where the borrower is classified as Commercial and therefore serviced by the Commercial BTL Team the Lender utilises PMS. This system contains information for all loans held by the borrower on a portfolio basis and the account manager will use PMS to service the portfolio. It was confirmed through management discussions that the system pulls certain information from UFSS relating to financial information, customer details and security information. There are no reciprocal data feeds from PMS to UFSS and therefore notes held on PMS cannot be viewed on UFSS.

As information on PMS is held at borrower level and will include loans outside of the portfolio of loans the Lender is looking to sell, direct access to the system could not be provided due to Data Protection. A download of PMS notes was therefore provided for all borrowers by way of an Excel spreadsheet, this allowed the reviewer to assess the servicing of the loan and identify any risks. A sample of PMS notes were checked directly to PMS with the assistance of an SME to verify that the information extracted matched everything that was showing on the system.

CHARMS

The Lender uses a case management system for Complaints called CHARMS. This is fully customised to meet its needs including a diary management system. Complaints are assigned to individual case handlers. It also uses an additional workflow system called 360.

Interviews / Meetings

Management meetings were held with the relevant personnel during the review, these covered the following areas:

•	Financial Crime and Anti Money Laundering

•	Commercial Servicing (including LPA, Term Date Passed and possession process)

•	Bankruptcy and IVA Process

•	Non-Commercial Servicing (including possession process)

•	Third Party Servicing (including appointment process and subsequent due diligence)

•	Complaints Management

•	Shortfall Recovery

•	Underwriting – Rental Assessment

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 8

Evident Risk

A review of the loans was completed to identify any risks relating to the borrower, security or the loan itself. A detailed loan level data report and exception report of all risks noted together with any other loan observations that were deemed relevant have been included in the reporting suite of information.

Loan files were provided for the Random sample of 1,900 loans, the origination documents for the mortgage and any subsequent account changes (further advance, rate switch, transfer of equity), were reviewed. In order to do this the paper file stored by the Lender was copied and rebuilt to include origination documents. In the instances that an account change had taken place, the documents relevant to the further transaction were also included in the single rebuilt file.

A typical file would include the following items.

Origination File:

•	Application Form

•	Proof of Identity

•	Valuation Report

•	Proof of Rental Income

•	Proof of Personal Income

•	Offer Document

•	Certificate of Title

•	Proof of Title Registration

Other Documents where an account change has occurred:

•	Event Application Form

•	Valuation Report

•	Offer or Quote

A file build checklist was also provided to establish which documents were contained within the file and to enable the reviewer to identify any known missing documentation. Full details of missing documentation can be found in the Client Documentation List section below. Clayton did not have sight of the actual original origination file itself.

Clayton reviewed the Sample Loans and utilised the last 24 months system notes from UFSS and PMS together with the last 12 months transaction history to complete a loan by loan risk review as per the areas defined within the Scope of Work. Where specific loan level risks have been identified, full details can be found in the Exceptions Report included within the Reporting Pack. Where applicable, the exception / observation code has been highlighted in this report.

Clayton carried out a review of the quality of the borrower, in doing so the following areas were specifically considered as detailed in the Scope of Work:

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 9

Rental Income

Overview

All the loans in the sample were originated on a BTL basis, affordability of the borrower to the service the loan was checked in all instances, this was based upon the amount of rental income the security could achieve as stipulated by the Valuer. To confirm that this had been correctly assessed a number of Lending Policies were provided dated from 1995 to 2011; these contained the rental assessment policy at the time of origination, which became more detailed in later policies due to changes in the industry. The key changes and dates can be summarised as follows:

Rental Coverage Policy	Date Commenced
When the BTL product was launched in 1996 the rental coverage calculation was 130% regardless of the rate chosen	1996

Lending Policy v8.7

Rental coverage of 125% was introduced where the fixed or discounted rate was for a term of 5 years or more. If the rate was for a term of less than 5 years then 130% rental coverage was required.

17/01/2005

Lending Policy v9.4

Rental coverage was reduced to 120% where the fixed or discounted rate was for a term of 5 years or more. If the rate was for a term of less than 5 years then 125% rental coverage was required. Please note that Interest Only repayment method was used to perform the calculation regardless if the borrower had selected Repayment (Capital & Interest).

24/05/2006

Lending Policy v10.2.

MX and BBG launched a 110% rental coverage product for experienced landlords. Applicants must have had at least 12 months experience as stated on the application but this was not verified by Clayton. In addition the borrower had to pass an increased Application Credit Score ‘cut off’.

21/05/2007

Following further discussions with the Underwriting Department’s subject matter expert it was confirmed that in addition to the prescribed criteria as stated in the Lending Policy, an underwriter had the ability to apply discretion to a case where appropriate. The ability to apply this discretion was not specifically documented in the policies provided, instead it was a known practice. The underwriter’s discretion could be applied as follows:

•	Where a rental income range has been provided an average can be taken

•	The rental income as stated on the valuation report can be increased by a £50

•	The net loan amount can be used

•	The furnished rental income can be used if higher

•	Where the borrower has a BTL portfolio the rental coverage across the portfolio can be considered and discretion applied to the new loan if below the required level. Please note this element of discretion could not be used by the reviewer when assessing the account, as access to the borrowers portfolio at origination was not available.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 10

File Sample Review

The Random sample of loans was reviewed to check whether the rental coverage as at origination had been correctly assessed. This was checked for both the origination loan release and any subsequent further advances. Of the 1,879 main loans, 369 of these were noted as having had a further advance.

The loan files provided did not contain an underwriter’s case handling sheet, and therefore in cases where the rental coverage appeared to be outside of standard criteria it was difficult to establish the discretion which had been applied to the loan. In these instances the rental coverage was calculated using the parameters as detailed above and where this fell within the required percentage, this was accepted by the reviewer. Loans where discretion appears to have been applied have been highlighted by the reviewer.

Where it was found that the rental coverage percentage, even using discretion, did not meet criteria the loan was noted as having been approved outside of policy.

Summary

•	A total of 67 instances (56 origination loan and 11 further advances) were found where the rental coverage was found to be outside of criteria. It was noted that from information provided the rental coverage was below the percentage required under the standard lending policy at the time the loan was originated and outside of the parameters of the advised underwriter discretion. As previously stated, the underwriter’s case handling sheet or rationale for approving the case could not be seen, therefore Clayton are unable to comment on potential mitigating circumstances for accepting the case. Refer to RISK.14 and RISK.16

•	A total of 437 instances (425 origination loans and 12 further advances) were identified where underwriter’s discretion appeared to have been applied to the case. In these situations the rental coverage percentage was found to fall outside of standard criteria; however when Clayton applied the underwriter’s discretion parameters to the case the percentage coverage was acceptable. Confirmation of the actual discretion used by the underwriter was not known. For the purposes of this review these cases have been flagged as an observation only and not a breach of policy. For specific details please refer to the notes raised in RISK.17 and RISK.18 of the Exceptions Report.

•	The policy for calculating the rental assessment as noted in the Lending Policy documents was in line with industry standards at the time and was an accepted practice.

•	Of the 67 instances outside of criteria and underwriter discretion only 4 loans were found to have had payment problems in the last 12 months. All issues relate to unpaid direct debits (paid upon resubmission) and are not deemed to be significant.

Term Date Passed / Approaching

Overview

The policy and procedures which relate to Term Date Passed (TDP) both approaching and following expiry of the term are contained in the Commercial Buy to Let Customer Journey Procedure Manual V14 for Commercial borrowers and Customer Service Business Rules V18 for Non-Commercial borrowers. Management meetings were also held on site with the respective business areas (commercial and Non- Commercial) to discuss current strategy and gain a better understanding of the customer approach across the two business areas.

The expectation is that the borrower will repay the mortgage in full at the end of the term and any extension to this will be assessed on a case by case basis.

Having reviewed the current policy and procedures, particularly the contact period leading up to term expiry, it is the opinion of Clayton that the current policy is appropriate taking into consideration the nature of the portfolio and the type of borrowers being dealt with.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 11

Process

The approach leading up to term expiry is essentially the same for Commercial and Non-Commercial borrowers and can be summarised as follows;

•	Contact commences at 12 months prior to term expiry with written notification inviting the customer to contact the Lender. This is followed up with a written notification at 6 months and 1 month prior to expiry. Outbound telephone contact may commence from 6 months prior to expiry if there has been no response from the customer.

File Sample Review

The Random sample of 1,900 loans was reviewed to identify any cases where the maturity date was within 12 months of the cut-off date to ensure that the appropriate contact had been made in accordance with the Lender’s procedures. The Lender has excluded any loans where the term end date is before 31st March 2017.

To ensure that all elements regarding term date passed and approaching were tested, 10 loans from the Selected Sample were reviewed. These had been specifically identified as being subject to the TDP process at various stages, split by 5 loans prior to expiry date and 5 post expiry date. These loans were reviewed to identify if the appropriate notification letters had been sent out at 12, 6 and 1 month(s) prior to expiry and the system notes were reviewed to assess the quality and effectiveness of the contact and agreed strategy with the borrower.

The review went further and assessed those loans that had gone beyond the expiry date to test if policy and procedure had been followed and where forbearance had been applied, it was appropriate for the borrowers particular circumstance.

Random Sample Summary

There are 17 loans identified within the Random sample where the maturity date is prior to September 2017. In all instances the appropriate letter was issued to the borrower 1 year before the maturity date. Where contact with the borrower had been made this was noted as being active and effective in approach.

Selected Sample Summary

Term Date Approaching

•	Policy / procedure followed in all cases

•	All letters were clearly recorded as having been sent out at 12, 6 and 1 month(s) prior to expiry

•	Evidence of outbound call activity at around 3-6 months prior to expiry

•	Clear notes recording borrowers discussions regarding exit strategy and potential forbearance

•	4 out of the 5 sample have redeemed or the intention is to redeem at expiry.

Term Date Passed

•	Policy / procedure followed in all cases

•	All activity clearly recorded

•	In all cases there was evidence of forbearance allowing time for the borrower to re-mortgage or sell the property based on the individual circumstances. Grace periods of up to 1 year were observed.

•	1 case identified where the borrower is no longer co-operating and legal action has commenced.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Vulnerable Customers

Overview

The Lenders approach to dealing with Vulnerable Customers was discussed in the management meetings held on site and is clearly defined in the policy and procedures. There is no difference in approach between Commercial customers and Non-Commercial customers and policy mirrors the Lenders Residential customer procedure. Guides are available within the procedure manuals to aid establishing Vulnerable Customers and assess if the borrower has the ability to make decisions or whether further assistance is needed. The Lenders system (UFSS) has clear Flags to identify Vulnerable Customer loans

Process

In summary; during contact with borrowers, information might arise where the Lender may need to consider their approach and identify the borrower as vulnerable or potentially vulnerable. Clear notes are to be recorded regarding the vulnerability, any action taken and whether the borrower has given permission to record the loan as vulnerable. If deemed appropriate a warning flag is set on the system. The impact and duration of vulnerability will be individual to each borrowers needs. Examples of vulnerability triggers range from age, disability, and mental health to sudden life events such as bereavement or caring responsibilities.

For the purpose of this review Clayton has adopted the approach of including deceased borrowers within the Vulnerable Customer category to highlight any issues.

File Sample Review

Both the Random sample of 1,900 loans and the Selected Sample of 100 loans were reviewed to identify any loans that maybe considered being vulnerable and highlight any material issues. This was achieved by reviewing the system notes and warning flags.

On the Selected sample, a further 5 loans were specifically chosen that were known to have had a deceased borrower to assess the servicing in this area.

Random Sample Summary

The review highlighted a small number of loans where a sensitive issue was found and where the borrower would be deemed as vulnerable. The details of which are as follows;

•	8 loans were noted where the borrower had a health issue identified. RISK.32

•	In 6 of these instances the warning flag had not been set on the system

•	In all cases the notes were clear and demonstrated an understanding of the borrowers illness and the borrower was treated in accordance with policy.

•	2 loans were noted where the borrower was in receipt of DWP payments, these payments were currently being paid to the account. In 1 case it appeared from a note on the system from September 2009 that the borrower may also be in occupancy of the property XXXXXXX, however the other case XXXXXXX did not provide any reason as to why the DWP were making payments. The concern is if the borrower is found not to be eligible to claim these payments then payments may cease and arrears may commence with the additional burden of having to repay DWP. Refer to RISK.33

•	4 loans were noted where a joint borrower has passed away. In 3 instances the process the Lender has followed to register the death and amend the account has been completed correctly and in a timely manner. RISK.34

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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•	One loan XXXXXXX shows that the Lender was notified in XXXXXXX that one of the directors for the limited company passed away 6 years ago. On review of the notes this information does not appear to have been acted upon and no further checks or action is being taken.

Selected Sample Summary

•	9 loans identified where the customer was deemed vulnerable (excluding the deceased loans)

•	1 instance found from the 9 identified where the warning flag had not been set on the system

•	All these loans had clear notes and demonstrated empathy with the customer’s situation, offering assistance where appropriate and overall can be considered to be following policy.

•	All 5 deceased cases recorded correctly as such

•	Minor servicing issues observed on 1 loan where there was a delay in setting the deceased warning flag on the system.

Underwriting Policy

Overview

Clayton was provided with a suite of New Lending Policy documents from 1995 to 2011. It was noted that the Lending Policy from 2002 to 2008 changed on a regular basis, with some years seeing 6 changes per year. A full review of the policies was not carried out; instead a general overview was completed to ensure that the policies provided were in line with industry standards at the time, this was found to be the case in the majority of areas.

One area which was noted to be different was the policy relating to the repayment method driving the maximum term of the loan allowed. This change started in 2005 with Lending Policy v9.1.

The table below covers policy relevant for both residential and BTL lending, however the Interest Only maximum term of 45 years was only applicable to BTL loans:

Maximum Term	Repayment Method
25 years	Capital and Interest Repayment
35 years	Endowment
45 years	PEPs, Investments, Personal Pension, ISA’s
45 years	Interest Only

File Sample Review

Given the seasoning of the loans a full re-underwrite was not completed; instead the Random sample of loans was subject to a general assessment against the main criteria and industry standards applicable at the time of origination.

As previously stated, access to the underwriter’s rationale or case handling sheet was not available and therefore any mitigating reasons for approving the case outside of criteria were not known to the reviewer.

As part of the review Clayton was specifically requested to comment on the requirements regarding repayment vehicles for the loans.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Repayment Vehicles

When reviewing the repayment vehicle details at origination for each loan it was noted that in the vast majority of instances (1,698 loans) the repayment method was Interest Only. Where the repayment vehicle was known this information was captured, the types of vehicle noted were Endowment, Investment, Sale of Property or Unknown. Evidence of the repayment vehicle was not requested and where it was stated as Unknown no further confirmation was required. It was found in 1,594 loans that the repayment vehicle was noted as unknown. As this is a Buy to Let portfolio this criteria is deemed to have been in line with industry standards at the time the loan was originated.

General Underwriting

Although a full re-underwrite of the files was not completed, the general assessment of the underwriting of the loans at origination (main loan and any subsequent further advances), was in line with the Lender’s policy and industry standards. It is worth noting that BTL criteria across the industry at the time the loans were originated (1997 to 2008) was particularly flexible to market conditions, this was observed in the level of underwriter’s discretion applied to the rental coverage element.

Observations were identified in 4 loans reviewed where the underwriting of the loan appeared to be outside of policy. These are detailed below:

Loan ID (CER)	Observations
113	XXXXXXX.

744	XXXXXXX.

1167	XXXXXXX.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 15

Loan ID (CER)	Observations
1884	XXXXXXX

A further 17 less significant issues were noted during the course of the review, full details can be found in the Exceptions Report under RISK.01 and have been summarised below:

Summary of Observations	Number
Valuation/Property Issue	7
Know Your Customer (KYC)	4
COT issues	3
Rental Income	1
Lease Issue	1
Offer Issue	1

It was noted that the policy for accepting Leasehold properties with a short remaining lease term was not deemed prudent in the opinion of Clayton. 3 loans (CERs 313, 471 and 294) were identified where the remaining term of the lease was XXXXXXX, XXXXXXX and XXXXXXX years respectively, having reviewed the Lending Policy at the time of origination this was not outside of policy as the required minimum term remaining was 25 years.

Customer Campaigns

Following management discussions regarding recent or planned customer campaigns the following was confirmed by the Lender;

Term Date Approaching

No specific campaigns, however an enhanced contact strategy was introduced in May 2016 for Non-Commercial loans where outbound calls are made following the dispatch of notices at 12, 6 and 1 month prior to term expiry. This consists of 3 call attempts over a 5 day period following each dispatch.

Interest Rate Susceptibility

There has been no work conducted in this area.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Accelerated Redemptions Programme

The last pro-active redemptions work was in March 2015, when a ‘Best Buy’ mailing campaign was carried out to encourage customers to redeem, resulting in a 0.3% to 0.4% increase in redemptions in July and August 2015. This campaign also included loans not party to the sale of this portfolio

A campaign is planned for November 2016 targeting Non-Commercial loans aimed at raising customer awareness of the changes in the market relating to taxation. There is no expectation of increased redemption activity from this campaign.

Valuation Reports

Overview

A full valuation was completed for all loans at the time of origination to assess the security being offered and to gain details of the rental income expectations of the subject property. A later valuation report may be carried out where a further advance was requested, depending on when a previous valuation had been carried out. The review assessed valuation reports both at the time of the original loan and when any further advance loans were released.

File Sample Review

The sample reviewed was for the 1,879 main loans in the Random sample. Of this sample 369 cases had at least one further advance release and the updated valuation was reviewed if available.

The valuation report was checked to ensure the quality of the security taken was adequate and within policy, this took into consideration the property location, type, value (including rental income) and comments. Specific areas of the valuation were reviewed and commented upon as per the Scope of Work requirements; qualification of the surveyor, any adverse comments raised by the surveyor and if the construction of the security was standard.

Summary

In general the valuation reports reviewed were all completed correctly and on the approved Lender’s template. Photos of the security were not provided with the valuation report and from reviewing the Lending Policies these do not appear to have been required.

It was found that the loans reviewed were all for residential properties, the type of which varied and included, single dwellings, Houses of Multiple Occupancy (HMOs) and Multi Unit Freehold Blocks (MUFB).

Valuer’s Qualifications

The Lending Policy confirms that all valuer’s are required to be RICS qualified in order to provide the Lender with a valuation report.

•	3 instances were found where the valuer was either not RICS qualified (1 case CER 232) or the valuation report did not specify that the valuer was correctly qualified. Please refer to RISK.74

Valuer’s’ Comments

Valuer’s comments were checked on all valuation reports and where comments have been made relating to any aspect of the security or its location which may have an effect on the valuation figure provided, either at the time of origination or for any future sale, this was flagged by the reviewer.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 17

•	In 32 instances it was identified that commentary had been provided relating to the security that may have an adverse effect on the valuation figure. In the majority of these instances the comments relate to the condition or the location of the security. The main concern here is the fact that where the security is in a poor state of repair the urgency to remedy any condition issues maybe perceived by the borrower to be less than where the security would be used as a primary residence. This may affect the future value and saleability. Full details of specific cases can be seen in RISK.73 within the exception report.

•	In a further 19 instances it was noted that the valuer had included a resale caveat, refer to RISK.75. Of these 18 relate to where the security is a new build or newly refurbished property and that the value provided may not be achievable in the second hand market. The other loan is detailed below:

•	CER 1242—XXXXXXX.

Construction

The construction of the property was checked to ensure that it was of standard construction and readily marketable. The Lending Policies confirm that the Lender would not normally accept the following main types of non-standard construction:

•	Timber Framed Dwellings—The two main types of construction for timber framed properties are timber-framed inner leaf and durable outer leaf which is acceptable and timber-framed inner and outer leaf which is unacceptable.

•	Steel framed / PRC Houses / LPS Dwellings which will usually only be acceptable subject to a structural report

•	Properties deemed defective under the 1984 Housing Act.

There were no properties found in the sample that were of non-standard construction. It was noted that where the valuer had made comment to any issues which could affect the future marketability of the property this related to the location of the property and not the construction type. Details can be found under RISK.73 in the Exceptions Report.

Indexed Valuation

Overview

The indexed valuation and LTV were provided in the data tape. As part of the review this was checked to UFSS to ensure this matched. In addition a further independent assessment was completed by Clayton to confirm the accuracy of indexed valuations based on original valuation and region using the Halifax House Price Index.

File Sample Review

The sample checked was the Random sample of 1,879 main loans.

Summary

Clayton can confirm that the index valuations within the data report reflect the figures produced by the Halifax Price Index Q2 2016

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 18

Occupancy

Overview

Where there are issues relating to the occupancy of the security this can have an effect on the value, and marketability. This may include where the property is found to be unoccupied and abandoned for a variety of reasons, including where the borrower no longer takes responsibility for the property as it is no longer a viable investment proposition or is in a poor state of repair or damage.

Other issues may arise if the borrower is deceased and provision for the management of the property has not been appropriately provided for or where the property is being occupied by unauthorised tenancies; tenancies not approved by the Lender would include statutory tenancies and unlicensed HMOs (Houses of Multiple Occupancy).

A further concern is where the borrower is found to be residing in the security as this is a breach of the terms and conditions of the Buy to Let mortgage.

File Sample Review

The Random sample of 1,879 main loans was reviewed to identify where possible any issues. Data was provided to indicate where the Lender had noted that the borrower is currently occupying the property; in addition Clayton reviewed the system to identify any other instances where it appeared that the borrower was in residence. The review also sought to establish the current occupancy of the property from the system notes, this information was collected and where an issue was evident this was flagged.

Summary

•	The Lender had identified 7 loans where the borrower is occupying the property and in all cases Clayton confirmed this to be the case.

•	A further 15 loans were noted by Clayton where it was likely the borrower was currently occupying the security, this was established from the system notes and a review of the origination file. In 9 of these cases it was noted that the correspondence address held on the system matched the security address and therefore the assumption is the borrower is resident in the security. Of these it was evident that 4 loans had held the security address as the correspondence from completion. Refer to RISK.65 for details.

•	One loan XXXXXXX was found where the valuer had made comment to the fact that part of the security was let to a secure tenant. The application form stated that the tenant was vacating the property, although the offer contained the standard Buy to Let conditions this does not appear to have specifically addressed the potential issue. Given the age of the loan (completion date 2005) and the payment performance history this is not deemed to be a significant risk

•	2 loans were noted as having family members in residence, refer to RISK.76

•	1 loan XXXXXXX was identified where the security was unoccupied as the property is being refurbished as per system notes May 2016

•	No instances where identified where the security had been abandoned

•	4 loans were found where the borrower was deceased and in all cases provision for the property was in place and the security was not compromised

In the vast majority of cases (1,848 loans) it could not be established from the system notes the current occupancy of the security. It was identified that in a small number of the earlier cases (circa 1997) the offer contained a condition where the borrower was required on an annual basis to confirm the property’s occupancy. In both cases noted this requirement was not being adhered to, refer to RISK.77

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Security Claims

File Sample Review

The system notes were used to review if there had been or were any third party occupancy rights or equity claims that may affect the security. In addition, where third party payments were being received an assessment as to if this was deemed to be an issue was made.

The Random sample of 1,879 main loans was reviewed.

Summary

•	No third party occupancy rights were noted

•	In one case XXXXXXX a unilateral notice had been registered in respect of a pending land action for a property adjustment order as part of divorce proceedings. The beneficiary noted appears to be the spouse of one of the company directors. Refer to XXXXXXX

•	One case XXXXXXX was identified as being in receipt of third party payments from the borrowers ex-spouse. This was agreed by way of court order following the separation.

Property and Title

File Sample Review

It was expected that in all cases the Lender holds a first charge over the security; the title registration was reviewed in order to confirm this. Any other issues noted on the title registration document or identified from the system notes were raised.

Additionally, where a loan had been subject to a Transfer of Equity the documents relating to this transaction were reviewed and a check on the current title registration was carried out to ensure this was completed accurately and there are no outstanding issues.

A further check of the Companies House Register (CRO) was completed on the loans where the borrower is a Limited Company to ensure the charge has been registered correctly. There were 57 loans in the sample.

Summary

•	29 loans were noted as being subject to a Transfer of Equity, in all cases the documentation provided and the title registration were in order and no issues were identified

•	In all cases a title registration document was provided showing the Lender holds a first charge

•	It was identified on 2 loans (CER 1205 and1535) where the borrower was a Limited Company that although the appropriate charge appeared to be registered at Companies House, the address of the security held was fundamentally different. Please refer to TITLE.02 in the Exceptions report

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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A relatively small number of other title anomalies were noted during the review. Full details of which can be seen under RISK.71 in the Exceptions Report and are summarised as follows:

Summary of Observations	Number
Address difference	10
Administrative issues	2
Lease issues	2
Tenure issue	1

The address differences noted above relate to where the security was originally a new build property and following completion the address appears to have been altered following registration of the development. In these instances the issue related to the fact that a clear audit trail showing the reason for the address differences could not be identified from the file.

Legal Disputes

File Sample Review

The Random sample of 1,879 main loans was reviewed to identify if there were any legal disputes or insurance claims in process. This was established through reviewing the system notes.

Summary

One loan (CER 1489) was identified where XXXXXXX. The Lender has advised this is in breach of the terms and conditions and is ongoing. Refer to RISK.45

Fraud

File Sample Review

The Random sample of 1,879 main loans was reviewed to identify if there was any indication of suspected or confirmed fraud. This was established through reviewing the system notes.

Summary

No cases of suspected or confirmed fraud were found.

Bankruptcy

Overview

A review was undertaken of the Bankruptcy and IVA Policy and Procedure in conjunction with management discussions of the process.

In the opinion of Clayton the policy and procedures are robust and in line with industry standards.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Process

In summary; notifications are received and a warning flag is set on the Lenders system against the Borrower ID number, all loans associated with that borrower are flagged. The notification is acknowledged and any requests for information by the official receiver are fulfilled. The borrower is then contacted to review the situation and a formal demand can be issued if it represents a breach of the mortgage conditions. The next step will depend on each case and may involve enforcement action.

File Sample Review

The Random sample of 1,879 main loans was reviewed to establish if any borrowers have a Bankruptcy / IVA registered against them. This was identified from the system notes and title registration documents if applicable. Where this was evident the reviewer checked the system to confirm if a warning flag was in place.

To test the process further; 5 loans which had been specifically identified as being subject to Bankruptcy / IVA were reviewed in the Selected sample of excluded loans.

Random Sample Summary

•	8 loans were found where a Bankruptcy / IVA had been registered or proposed against the borrower. In all but 2 cases these were over 24 months ago and therefore historic.

•	In 2 instances the Bankruptcy / IVA had been noted in the last 12 months, details of which are below:

•	CER 1726 – XXXXXXX

•	CER 1558 – XXXXXXX

•	In all of the 6 historic cases the system was not currently flagged

Selected Sample Summary

•	2 of the 5 cases reviewed did not have a Bankruptcy / IVA flag on the system nor any indication within the system notes of a notice being received. Following referral to the Lender it was established that the portfolio, including the Selected Sample, had been subject to an Equifax search undertaken in September based on the August 2016 month end position. This was done to identify the most up to date position regarding insolvency rather than relying on the receipt of notices and system warning flags to exclude loans from the portfolio. The Equifax data was used to select the sample, hence the discrepancies when comparing it to the system

•	Following discharge the warning flag remained on the system.

LPA Receivers

Overview

The use of LPA Receivers as part of the collections strategy was discussed in the management meetings held on-site along with a review of the policy and procedures. There is no difference in approach between Commercial customers and Non-Commercial customers

The Lender stated it finds the use of LPA Receivers an invaluable tool in their collections approach.

In the opinion of Clayton the policy and procedures are robust and in line with industry standards

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Process

Where a repayment solution cannot be agreed with the borrower or contact cannot be established, a formal demand is issued and enforcement commences. This can take the form of instructing LPA Receivers or commencing court action to take possession of the property. An assessment is made which may include instructing a Pre-LPA Receiver report to decide on the best course of action. Once an LPA has been instructed, the situation is monitored to ensure it remains the appropriate strategy.

File Sample Review

The Random sample of 1,879 main loans was reviewed to identify any loans that have or have had an LPA Receiver instructed

To test the process further; 5 loans which had been specifically identified as being subject to LPA Receiver instruction were reviewed in the Selected Sample of excluded loans.

Random Sample Summary

•	2 loans were noted where an LPA Receiver had been instructed, however these are historic being over 24 months ago and both instructions were revoked within 3 months following payments recommencing from the borrower. Both loans continue to perform.

Selected Sample Summary

•	LPA receivers were instructed on all 5 cases and the strategy in the opinion of Clayton was appropriate.

•	3 loans are still under LPA Receivership and payments continue to be received and all are now in credit. It is noted the borrower is Bankrupt or in an IVA in all these cases. As the loans are no longer in arrears then the LPA instruction should be cancelled.

•	Regular reviews were observed and the strategy changed as appropriate. This was demonstrated on 2 accounts where Litigation action commenced resulting in possession proceedings. This was deemed appropriate action in these specific cases.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Primary Servicing

A review of operational procedures was completed to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the servicers systems and controls, including but not limited to commentary on the timeliness of collections.

Specific areas as noted in the Scope of Work are detailed below.

Rate Change

Overview

Historic rate changes and balances are held on the system along with product details. 20 loans were chosen from the Selected sample to establish if the correct rate and new contractual monthly payment were correctly applied.

Process

The period of rate change selected was between 2008 and 2010 with one instance of rate change checked per case. A tolerance of £0.01 was applied to allow for any rounding.

Selected Sample Summary

•	In all cases the interest rate applied was correct for the loan product

•	In all cases the payment Clayton calculated matched that applied to the account

•	All rate / new payment changes were timely

Interest Charged

Overview

Interest is calculated daily based on the interest charging balance for each day and applied to the account at the end of the month.

Process

Using the same 20 sample as for the Rate Change review; the interest charged in August 2016 was confirmed by way of a sense check assuming the balance remained the same throughout the month and a tolerance of £1.00 was applied to allow for transactional movements within the month. A further detailed check was carried out on a single account to test the exact daily calculation used by the system to derive the monthly interest charged for August 2016.

Selected Sample Summary

•	The interest charged in August 2016 on all loans for the sense check was within the £1 tolerance

•	The interest charged in August 2016 on the selected loan exactly matched that charged by the system

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Redemptions

Overview

Through discussions with management and the review of the relevant policy and procedures it was established there is a difference in procedure when producing redemption statements for Commercial customers compared to Non-Commercial customers. The key difference is that for Commercial customers a ‘Right to Consolidate’ (RTC) or an All Monies Charge (AML) condition within certain mortgage contracts may exist. This provides the option for the Lender to use surplus funds to offset the exposure on the remaining portfolio. It was not within Clayton’s remit to quantify these loans within the sample.

Process

Following a redemption request and before producing the statement, consideration must be taken if it is a commercial loan and / or subject to legal action. Therefore, additional sums / charges may need to be added which need to be referred to the appropriate business area. Statements are then produced with a total figure to redeem on a given day. A daily rate is also provided to adjust this figure should the loan redeem earlier or later.

On receipt of monies the account is reconciled to ensure the loan can redeem in full. A £25 tolerance is allowed to cater for small shortfalls. For shortfalls greater than £25, these are queried and the appropriate steps taken to recover the funds. For overpayments the policy states these are returned promptly

File Sample Review

To test the process 5 loans were specifically identified as being redeemed and were reviewed in the Selected Sample. The latest redemption statement was checked for accuracy and timeliness and the funds to redeem were checked to ensure they were reconciled timely and applied correctly to the system. Any under / overpayments were checked to ensure policy had been followed. Where possible the timeliness of the discharge of the Lenders interest was assessed.

Selected Sample Summary

•	In all cases the redemption statements were found to be accurate and generally timely, with only one instance where there was a minor delay in dispatch.

•	Redemption monies reconciliation was found to be accurate and timely with one account subject to a write off within the £25 tolerance allowed.

•	There was no evidence within the sample of the Lender exercising the Right to Consolidate.

•	Refunds were found to be timely

Sundry Fees

Overview

The Lender provided the Tariff of Charges for loans originated by Mortgage Express and Bradford & Bingley dating back to March 2010. The current Tariff of Charges is dated July 2016. Following discussions with management and a review of the Fees policy the Lender was found to adopt a cost-based approach to charging fees. This is in line with FCA guidelines and is evidenced within the various Tariff publications.

example; the unpaid / returned Direct Debit or cheque fee is currently £6.50, which is a reduction from the £7.50 charged from 2013 to 2015 and £10.00 charged from 2011, which presumably reflects the lower cost of administration.

The fees currently charged in the opinion of Clayton are in line with Industry standards.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 25

Process

Fees are charged depending on the activity of the account. Certain fees are fixed such as the returned Direct Debit fee and Possession Fees.

File Sample Review

The Random sample was reviewed to identify any loans where excessive or inappropriate fee charging was evident by interrogating the financial transactions posted on the UFSS system.

Within the Selected sample 37 loans were chosen to investigate that the timeliness and fee amount was charged in accordance with the appropriate Tariff of Charges applicable at that time. The chosen sample were all in arrears to give the best possible chance of having been subject to sundry fee charging and fee charging was assessed over the last 12-month period.

Please note this review excludes the monthly arrears fee management, which is covered separately later on in this report.

Random Sample Summary

From the loans reviewed there were 2 instances where the sundry fees appeared large. These both relate to product switch fees in 2007. Details as follows;

•	CER 459 – XXXXXXX

•	CER 509 – XXXXXXX

The Servicer has stated that the fees charged were typical of the type of products at the time.

Selected Sample Summary

•	The review was able to assess a reasonable cross section of fees being charged e.g. unpaid direct debit fees, Field Agent fees and LPA fees. Clayton found the fee charging to be robust and in-line with the appropriate published Tariff of Charges.

Reason for Arrears

Overview

A loan is noted by the Lender as being in arrears when the monetary amount of the arrears is equivalent to or more than a full monthly payment. Therefore where the data states that the months in arrears on the account are zero this may mean that a monetary arrears figure of less than 1 month is still evident.

If a borrower falls into arrears, the Lender during the arrears management process will seek to establish the borrowers current circumstances that have led to the issue, including the reason for the arrears and assess how this may affect future payment performance. The reason for the arrears may not be known in all cases, particularly where the borrower is not communicating with the Lender.

File Sample Review

The Random sample was reviewed to identify where payment issues had occurred in the last 12 months, the reason for arrears, and ascertain whether the issues have been resolved.

Summary

The following table provides a breakdown:

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 26

Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
Account in credit—payments missed	1	0.05%	£91,766.66	0.04%
BTL—Tenants not paying	6	0.32%	£803,611.62	0.36%
Financial Mismanagement	28	1.49%	£3,677,361.20	1.64%
Ill Health	2	0.11%	£289,364.60	0.13%
Marital Split	3	0.16%	£237,481.55	0.11%
No Arrears in last 12 months	1816	96.65%	£215,697,990.28	96.42%
Reduced Income	2	0.11%	£221,701.49	0.10%
Unemployed	1	0.05%	£37,716.81	0.02%
Unknown	20	1.06%	£2,661,218.91	1.19%

Totals	1879		£223,718,213.12

There are no significant issues to report.

Direct Debit Recalls and Payment Issues

Overview

Each loan was reviewed on the Lenders system to verify payment history, including the dates and amounts of the payments made for the period between August 2015 and September 2016.

Where it was evident that any payments made by direct debit had been recalled, any manual payments had been returned or that payments made were partial payments or late, this was flagged. This also included loans where the borrower was noted as being in credit, with the loan not being classified as in arrears even though the contractual payments were not being met.

Additionally, loans where the borrower had missed payments and the arrears had increased over the period by more than 1 month’s payments, were also flagged.

The Random sample was reviewed; this also included 24 loans which have been classed as re-performing.

Summary

•	64 loans were noted as having had payment difficulties by way of direct debit recalls, returned manual payments, late or partial payments in the last 12 months, where no credit balance was evident. Of the 64 loans 2 loans were noted as being re-performing by the Lender. None of these loans had arrears >1 month. Refer to PAY.04

•	26 loans were identified where missed payments over the last 12 months had increased the arrears balance by >1 month and of these 13 loans are classified as re-performing. It was found that 5 loans currently had an arrears balance outstanding and in 2 instances it is likely in the opinion of Clayton that the arrears will continue to increase. Refer to PAY.03

•	In 12 instances it was noted that although the loan was in credit there had been payment difficulties with some missed, late or partial payments over the last 12 months. As the loans are currently not in arrears this is a less significant issue; however it can be an indicator of future payment problems. Refer to PAY.05. 2 loans (CER 253 and 1631) were assessed and in the opinion of Clayton it was deemed likely that payments would continue to be missed based upon recent payment performance and collections notes. Refer to PAY.02

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 27

Customer Contact

Overview

Through on-site management discussions regarding the general servicing of the portfolio, it was established the servicing was outsourced to Computershare on the 6th June 2016. Continuity was preserved as the existing staff and servicing framework was also transferred to Computershare for a seamless transition.

The review of the quality and timeliness of the customer contact both written and verbal was assessed and in light of the change in Servicer provider, albeit in name only, particular attention was drawn to the period of transfer to assess if there were significant changes in service standards.

Service Level Agreements (SLA) were not provided during the on-site review, however SLA monitoring dashboards and reports were provided that demonstrated a wide range of outsourced services were being monitored.

File Sample Review

The Random sample of loans was reviewed and where a significant event had occurred e.g. Transfer of Equity, missed payments / arrears; the quality and timeliness of the customer contact was assessed in line with policy. In the absence of a specific Service Level Agreement provided at time of the review, timeliness was judged on prudency and Clayton industry experience. A subset of 10 recent annual statements was reviewed as part of this exercise for accuracy and timeliness of the information provided.

In addition to the specific process reviews on the Selected sample; 8 telephone calls were selected to assess the quality of the communication and that the call accurately reflected the system notes regarding the content and outcome. 5 collections related calls and 3 complaint calls were chosen covering a period from January 2015 to September 2016.

Random Sample summary

•	In the opinion of Clayton, overall customer contact can be considered to be of good quality with shortcomings identified on only a small number of loans (3 loans). Please refer to COLL.07 and COLL.03 for specific details.

•	The shortcomings varied in type from a promise to “call back” not evident, a delay in updating customer information and collections calls continuing once the account had been brought up to date, the latter resulting in a formal complaint that was upheld in favour of the borrower.

•	All 10 annual statements were found to accurately reflect the borrowers financial information held on the Lender’s system and were dispatched timely

Selected Sample Summary

•	Telephone call listening – All reflected the content and outcome recorded on the system. The calls themselves were courteous and professional with clear information provided with any follow up work duly actioned

•	There were no significant shortcomings in customer written contact identified

Overall there was no evidence of detriment to service following the outsourcing to Computershare.

Customer Complaints

Overview

A review of the Lenders complaints policy and process was undertaken whilst on-site and included a thorough overview of the Lenders complaint management system hosted by a subject matter expert (SME).

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 28

The Lenders policy is aligned to FCA rules and guidelines.

The Lender has a dedicated system known as CHARMS, which logs, tracks and provides root-cause analysis with Quality Assurance oversight. A dedicated Customer Relations Team is responsible for complaint processing for those complaints that cannot be resolved within 3 working days (under current regulation), including Financial Ombudsman Service (FOS) referrals.

Through management discussions it was established the outcome of complaints is fed back to the relevant business areas for action and complaint MI and trends are provided to various committees including executive level. A monthly Service Performance Review pack is produced which includes a dashboard on complaint performance.

Process

Where an expression of dissatisfaction is identified, a complaints referral is raised via the CHARMS system and given a unique reference number. This is also recorded on the main UFSS system on the borrowers account. The timescale and who is responsible for responding will depend on whether the complaint can be resolved within 3 working days or not.

For those complaints that can be resolved within 3 working days the respective agent / business area will handle the complaint and a Summary Resolution Communication (SRC) will be issued to the borrower. For those cases that cannot be resolved in that timescale it is passed to the CRT to investigate.

An acknowledgment must be sent followed up by a 28 day and / or 56 day holding letter if a Final Response Letter (FRL) cannot be issued. Failure to send a FRL within 8 weeks would be classed as a regulatory breach and reported as such.

File Sample Review

The Random sample of loans was reviewed to identify any complaints that were deemed to be significant or remain unresolved. For this sample the Lender had provided a flag relating to where the borrower had made a previous complaint, this was checked from the last 24 months notes on the system and where the complaint was in the last 12 months this was noted.

An additional sample of 10 loans was chosen where complaints had been raised in the last 12 months. This sample contained a mixture of complaints that were resolved within various timescales and included upheld / rejected outcomes and FOS involvement. This additional sample was independent of the Random and Selected samples.

Random Sample Summary

•	10 cases were found where a complaint had been noted in the last 12 months. All of which had been resolved and were not deemed to be significant. Refer to RISK.41 for further information

•	88 loans were noted where a previous complaint was flagged, with the vast majority of which being historic and no current issues or risks identified

Additional Sample Summary

•	No breaches in resolving complaints within 3 working days were identified

•	All complaints remaining unresolved after 3 days had timely acknowledgement letters sent, typically within 5 working days

•	Complaints unresolved after 28 days all had the appropriate holding letter sent

•	The CHARMS system held a complete archive of any investigation undertaken

•	Final Response Letters were found to be detailed and clearly covered the points of the complaint and explaining why the complaint had been rejected / upheld as appropriate.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 29

•	All FOS referrals were clearly indicated within CHARMS. Requests for information by the FOS were seen to be complied with

•	1 breach in timescales identified – The FRL was sent 3 days after the 8-week (56 day) deadline, however procedure was followed and a 56-day letter was issued confirming the borrowers rights to refer to the FOS.

Communication with Customers

Overview

This was reviewed in conjunction with the work carried out in the Customer Contact section with the methodology and samples reviewed being the same.

Random Sample Summary

Overall, the recorded action taken can be considered as adequate and reasonable. For example, a significant number of completed Transfer of Equity requests were identified, 29 cases in total. The system notes and associated documentation relating to the approval and subsequent outcome were all available and the information provided was found to be clear and not misleading.

Only 1 case was found where the record keeping fell short;

•	CER 27 – XXXXXXX

Selected Sample Summary

The findings mirror that of the Random sample; in that overall the Lenders action, communication and record keeping are of a good standard, with minimal instances of failings. Where the Lender’s service did fall short the resulting complaint and outcome are clearly documented detailing any corrective action.

Due to the nature of the portfolio being a mixture of Commercial and Non-Commercial loans and separate teams being responsible for the servicing of these areas, it is important to note that records are not all held centrally on the UFSS system. For those loans classed as commercial and being serviced by the commercial team a separate set of records exist on the Portfolio Management System (PMS) and to get a complete picture of a particular individual loan will require a review of both UFSS and PMS systems.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 30

Special Servicing

Treating Customers Fairly

Overview

During meetings held with business managers and following a review of the various policies, it is clear the Lender understands its responsibility and has a commitment to Treating Customers Fairly regardless of the portfolio being non-regulated. For certain processes such as litigation there are less forbearance options and timescales to action are much shorter than that which would be expected on a residential portfolio. Nonetheless the Lender has a commitment to treating each case on its merits and does demonstrate this; for example in its treatment of Vulnerable Customers.

Process

The principles of TCF are imbedded into the policy, procedures and culture of the Lender including commercial BTL customers.

File Sample Review

During the course of both the Random and Selected Sample reviews, the contact notes, documentation and telephone call reviews were assessed to ensure they met with the principles of TCF.

Random & Selected Sample Summary

•	No TCF issues were identified within the Random sample

•	All recorded action taken was considered as being generally adequate, reasonable and fair

•	No indication of failures with regard to the appropriate FCA regulations

•	No indication that communications with the customer are unfair or misleading

•	Due regard to Vulnerable Customers was in clear evidence

•	Record keeping conforms to regulatory requirements

•	A small sample of 5 collection related call recordings were reviewed and there was no evidence of undue pressure placed on the customers, or inappropriately threatening legal action to obtain a result

Contact with Borrowers

Overview

Through meetings with business managers and a review of the policies it was established that contact is made via 2 distinct teams; The Commercial Team and the Non-Commercial Team. The commercial team known as Commercial Relationship Team (CRT) typically operates on a portfolio management basis with dedicated portfolio consultants dealing with the borrower.

The Non-Commercial team is handled through a contact centre, typically on a loan by loan basis. The Lender’s definition of a commercial customer is one that holds 2 or more BTL mortgages. However, for portfolios of 2-4 properties that are deemed low risk and are currently performing then servicing may remain with the contact centre. The UFSS system is clearly marked with which cases are handled by CRT.

Specific SLA’s were not provided prior to the on-site visit, communication was measured against any timescales mentioned in the respective policy and procedures manuals provided and good industry practice.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 31

Process

The process for contacting those borrowers with payment issues and / or arrears is broadly similar between the Commercial and Non-Commercial teams. However where it differs is in the portfolio management by the commercial team whose strategy is to proactively manage the customer before any payment issues occur by keeping in contact at least once a year.

File Sample Review

The system notes, events and documentation relating to payment or arrears management were assessed for the Random sample and on 58 arrears cases chosen in the Selected sample. The contact conduct (where applicable) was assessed to ensure it was active, timely and effective

Random Sample Summary

•	One case was found where there was lack of appropriate contact with the borrower:

•	CER 888 - XXXXXXX

Selected Sample Summary

•	There were no issues identified and the level of contact in both terms of frequency and quality can be considered in the opinion of Clayton to be in line with industry standards.

•	There was strong evidence of the Lender adhering to its Vulnerable Customer policy as mentioned earlier in this report.

•	12 cases identified where the borrower was considered to be non–cooperative and in all cases the resulting action was found to be appropriate

Forbearance

Overview

Forbearance options can be used on a loan which has arrears currently in or in past. Where forbearance has been identified as a realistic option for the borrower based on their personal and financial circumstances, this should be fully documented, monitored and reviewed.

File Sample Review

The Random sample was checked to identify if any forbearance measures have been used in the last 38 months and in the case of arrears capitalisation this was checked for the last 5 years. The system notes were used to establish the forbearance measure used, appropriateness and that this was later monitored and reviewed accordingly.

During the review of the Selected sample, if forbearance measures were observed this was assessed to ensure the correct option was chosen.

Random Sample Summary

•	No forbearance measures were identified for any loans within the last 38 months

•	No arrears were noted as having been capitalised in the last 5 years

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 32

•	2 loans (CER 102 and 140) had taken a 3 month payment holiday in the last 38 months. Payment holidays are permitted within the terms of the mortgage contract and borrowers are required to have maintained mortgage payments in line with the flexible features of the loan before a payment holiday is considered. In both cases the payment holiday was taken and acceptable to the Lender

•	307 loans were noted as having had at least one modification including, rate switch, term extension / reduction or a switch to a different repayment method with details contained within the table below. The vast majority (300 loans) having been modified more than 38 months ago. No instances were found where the modification to the loan had been completed as a forbearance measure.

Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
Multiple Simultaneous	30	1.60%	£3,498,225.81	1.56%
None	1572	83.66%	£185,907,435.34	83.10%
Rate Switch	210	11.18%	£26,420,637.21	11.81%
Switch to Interest Only	41	2.18%	£5,428,010.18	2.43%
Switch to Part and Part	2	0.11%	£150,591.84	0.07%
Switch to Repayment	12	0.64%	£998,850.21	0.45%
Term Extension	9	0.48%	£1,089,047.67	0.49%
Term reduction	3	0.16%	£225,414.86	0.10%

Totals	1879		£223,718,213.12

•	The 7 modifications within the last 38 months from the above table are:

•	3 Rate switches

•	2 loans have been switched to Repayment from Interest Only

•	1 Term Extension due to a CMS recalculation. This loan is now redeemed

•	1 loan with multiple modifications; Term reduction and rate switch

Selected Sample Summary

3 loans were identified which had been subject to forbearance measures:

•	CER1901 – XXXXXXX

•	CER1923 – XXXXXXX

•	CER1933 – XXXXXXX

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 33

Arrears Fees

Overview

The monthly arrears management fee charging process was established through a review of the policy, tariff and charges and discussions with management whilst on-site. The management fee, (currently £40) is charged each month an account is one or more months in arrears and is not charged where there is a performing formal arrangement to clear the arrears.

Process

The arrears fee charging process is automated and the fee is charged should an account be in arrears of 1 month or more at a cut-off point on the 14th of each month. Exceptions to this include those accounts which are in a performing arrangement (including suspended possession orders) or in the case of deceased borrowers where charging is then suspended for 3 months.

File Sample Review

The financial transactions were reviewed on the UFSS system on the Random sample over a 14-month period or 36 months for the 100 Deep Dive loans. Where charging of arrears fees was noted these were checked to ensure that the fees were charged in accordance with the Tariff of Charges.

For the Selected sample the 57 known arrears cases were reviewed over the last 14 months.

Random & Selected Sample Summary

•	There were no cases found where the arrears fees did not appear to have been charged correctly.

Arrears Statements

Overview

Following discussions with management it was established that arrears statements for those cases which reach 2 months in arrears a monthly statement is produced, if the arrears become continuous then a quarterly statement is produced instead.

File Sample Review

The Random sample was reviewed for evidence of arrears statements being produced during the course of the payment performance review. 58 Arrears loans within the Selected sample were also reviewed.

Random & Selected Sample Summary

•	Monthly and quarterly statements were found to be correctly issued as per stated policy.

Anti-money Laundering

Management meetings were held on-site to discuss the Lenders Financial Crime policy / procedures, Governance and reporting. Areas covered were staff awareness and training, Suspicious Activity Reporting (SAR), Customer Screening using the Sanctions list and PEPS, interaction with Law enforcement agencies, Risk management and monthly MI packs and oversight meetings. The Lender confirmed there had been no Financial Crime breaches reported within the last 12 months.

In the opinion of Clayton the Lender’s Financial Crime policy and oversight are robust and comply with the relevant laws and regulation.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 34

Third Party Providers

Process

It is evident that there is a clear and structured process in place for activities in relation to all third party service providers including field agents, litigation solicitors, asset managers LPA receivers and shortfall Debt Collection Agencies (DCAs).

All boarding of new providers is approved by an appropriate governance committee after the procurement function has completed the standard tender process and appropriate on-site due diligence.

Should any off-boarding have to take place then this action is also reviewed and approved by the appropriate governance committee.

As an example, it was noted that in relation to shortfall recoveries 2 current shortfall DCA companies were currently suspended from receiving new work allocations due to both companies having insufficient regulatory permissions to undertake shortfall recovery work. It was confirmed that both companies were retaining shortfall accounts where there were performing payment arrangements in place, but all other shortfall cases were being moved over to other members of the approved shortfall panel whose regulatory permissions were correct. The 2 companies in question were boarded prior to a change in regulation and were operating under interim permissions.

From an oversight perspective, the performance of all third party suppliers are monitored via the production of monthly MI produced from the relevant business areas (except Field Agents whose activity and outcomes are monitored via an independent MI provider – The Charlbury Group (TCG) – who obtain MI direct from the Field Agents company’s proprietary systems)

Performance is discussed via both face to face meetings and monthly conference calls, where additional issues such as quality assurance results, complaints, conduct risk etc. feed into the control process that determines the level of new business allocated to each provider. The monthly governance process is enhanced by the use of Red / Amber / Green metrics.

It was advised that there is no fixed review cycle in place for third party suppliers, but in reality contracts are normally in place for 3 years, with the flexibility to bring new providers on board when as and when business levels dictate.

Summary

The Third Party Management process currently in place is in line with expected industry standards and certainly appears fit for purpose with robust systems in place for performance management and measurement of regulatory obligations.

The use of TCG for the Field Agents is considered to be market leading, with many major UK Lenders utilising TCG as a platform for all third party activities.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 35

Litigation

Overview

From discussions with management and the review of the policy and procedures, Legal action is taken as a last resort should all other strategies, including the use of LPA receivers or voluntary surrender, prove not to be successful. The Lender has set minimum requirements before litigation can commence.

Although not part of the scope the recoveries process on shortfall possession sales was discussed with management and established recoveries action is separated into Commercial and Non-Commercial recoveries teams. The key difference being the commercial team will make use of the Right to Consolidate (RTC) to effectively offset losses against future sales within a particular customer’s portfolio. The teams use a dedicated recovery system known as CAC’s to track recovery action.

Process

Litigation commences when an account is:

•	More than 2 months in arrears for a period of at least 3 calendar months and must have an arrears balance of at least £500.

•	A Pre-Formal Demand and a Formal Demand Letter have been sent and all reasonable steps have been taken to prevent further action, which will include any forbearance measures.

•	An occupancy check is carried out and a Pre-Litigation checklist completed to demonstrate a reason for Litigation.

File Sample Review

The Random sample was assessed to confirm whether the loan had ever been subject to any litigation action and to ensure that the process has been adhered to. This was completed through a review of the system notes.

From the Selected sample 5 loans which have been subject to possession and 7 where the property has been sold while in possession were identified and assessed by reviewing the system notes and documentation to ensure the action is in accordance with due legal process.

Random Sample Summary

•	30 loans were identified where litigation had taken place; in most cases this was historic. One case (CER 812) was noted where recent action within the last 12 months had happened

•	In all cases there was no current litigation action evidenced

Selected Sample Summary

•	All of the 12 selected accounts were found to adhere to legal requirements

•	3 of the 5 possession selected cases were due to Voluntary possession and Legal action was avoided

•	1 account (CER 1989) the surplus monies following possession sales was used under the RTC and applied to reduce balances on other properties within the customer’s portfolio.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 36

Arrears Management

Overview

Through on-site discussions with management the strategy for arrears curing is broadly similar between Commercial and Non-Commercial borrowers, the key difference being that the commercial customers are managed by a portfolio consultant, who is generally in contact with the customer to review their portfolio on at least an annual basis regardless of the portfolio performance and is more likely to have a greater rapport to assist with arrears curing.

The early arrears strategy is to contact borrowers once they are 1 day passed due by telephone / dialler, SMS and letter. If contact is unsuccessful after 1 month then Field or Tracing Agents may be employed. After 2 months in arrears a Formal Demand is issued and the account is then reviewed to decide on future strategy. The Lender does make good use of LPA Receivers to assist with curing. The Lender also targets late payers by dialler campaigns by way of a service call to remind borrowers of due dates, particularly when a bank holiday is due. This latter practice was observed within customer notes and during the call listening review.

Capitalisations

No evidence of any arrears capitalisations were identified on the loans in the Random sample in the last 5 years.

Collections

Overview

The reviewer utilised the notes on UFSS and PMS which were reviewed for the last 14 months to establish evidence of appropriate, timely and effective collections activity by the Lender. The notes on UFSS provided a sufficient but basic level of detail regarding the collections activity. The PMS notes were in some cases exceptionally detailed due to the fact these are at borrower level and will include detail about the whole portfolio, it was not always clear which actual loan the notes related to and the reviewer made a judgement based on all information provided.

The payment history was checked on UFSS to establish the current situation of the borrower and likelihood the loan will continue to perform.

File Sample Review

Within the Random sample 24 loans were selected which were noted as re-performing by the Lender, these particular loans formed the sample review in question.

Summary

•	In all but one loan (CER 03) the collections activity was deemed to be timely and effective. Please refer to COLL.03 for details

•	It was noted that in 13 instances the arrears had increased by more than 1 month’s payment in the last 12 months. Although only 5 of the loans were currently showing an arrears balance. In all cases the collections activity from the Lender was deemed to be effective and timely

•	2 loans were noted as having had recent payment issues and it is likely that the arrears on the account will increase in the near future. In both cases the Lender’s collections activity was found to be good with no issues regarding the servicing of the loan. Please refer to PAY.02 for details

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 37

Client Documentation List

Overview

Files were reviewed to confirm all documents included in the Client Documentation List (see below) were available. Where missing information was found this was flagged to the Lender for comment.

Client Documentation List

The following documents were reviewed:

•	Application Form – This document was presented as either a hand written, on-line or source data from mortgage application system. In all cases this was expected to be signed and dated by the borrower

•	Offer of Loan – Mortgage offer of loan

•	Valuation – This document was at the time of the original loan, on the Lender’s standard form and correctly signed and dated by the inspecting valuer

•	Certificate of Title / Report on Title – From acting solicitor or licensed conveyancer. In the case of a remortgage application a ‘Request to Release Funds’ document was acceptable

•	Title Registration – Land Registry confirmation of title registration including the confirmation that the first charge is registered in the Lender’s name. In addition the security address and borrowers are noted correctly

•	Proof of ID – Where applicable the identity of the borrower is checked at application. In the case of an existing borrower or where verification could be checked through Electronic ID further identification was not requested

•	Proof of Income – Confirmation of personal income and rental income at application (where applicable)

•	Further Advance Documentation – Where a further advance release had taken place the application and offer is expected to be found on file

•	Personal Guarantees – Where the borrower is a Limited Company a personal guarantee will be taken from the directors, this document is expected to be on file. This was checked for completeness and that it was signed. For the purpose of this review no check has been made to the terms and conditions of this document.

File Sample Review

Origination and any further documentation was provided for the Random sample, the documents provided were in paper format and were copies of the original file.

Summary

The Lender recreated the files from the original paper based files held and provided the reviewer with a File Build Checklist to ensure that where documents were known to be missing by the Lender the reviewer was aware. In these instances the loan was flagged as a missing document. All documents that were noted as being missing were referred back to the Lender to allow further opportunity to locate the item.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 38

The following table summarises the remaining missing documents following Lender referral:

Document	Number
Proof of Identity (KYC)	52
Valuation	46
Further Advance Documents	36
All documents missing	25
Personal Guarantees	15
Application Form	8
Offer	5
COT	2
Proof of Income	1

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 39

Payment Performance Data Verification

Overview

All loans within the Random sample were reviewed to verify the payment history from August 2015 to September 2016 against the information provided within the data tape to the servicing system. Additionally, 100 of these loans were randomly selected to verify the payment history from October 2013 to September 2016.

No anomalies were found.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 40

Appendices

Appendix 1 – Scope of Work

The scope of review will cover several key areas:

1)	Sampling

2)	Evident risk / payment performance / collections activity

3)	Payment performance data verification

1 Sampling

Clayton will perform random representative sampling of the portfolio to achieve a result that could potential be applied to the complete portfolio. The ‘Random’ sample will consist of 1,879 main account loans plus 21 linked further loan parts giving a total sample of 1,900 loan parts.

A further ‘Selected’ sample of 100 loans will be made from loans excluded from the portfolio for the purpose of reviewing servicing on processes such as repossession, shortfall, term date approaching / passed and the appointment / effectiveness of LPA receivers.

2 Evident Risk / Payment Performance / Collections Activity

Clayton will carry out the following reviews:

(1)	Review of Documentation

Review the loan files selected in accordance with the sampling methodology (the “Sample Loans”) in accordance with Client Documentation List below, to provide comfort that documentation is present and has been executed correctly

(2)	Review of Evident Risks

The Company will request Clayton to review the Sample Loans and utilising the last 24 months system notes and transaction history, undertake a loan by loan risk review including but not limited to some or all of the following areas:

•	Assessment of Borrower Quality

•	Rental income – confirm that the figure used during the origination process was correctly assessed and within criteria at the time of origination

•	Term Date Passed – assessment of the adequacy of the approach to managing loans approaching the end of term

•	Identify any serious issues that may need to be considered such as vulnerable customers

•	Comment on the underwriting policy and the requirements regarding repayment vehicles for the loans in the sample

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 41

•	Comment on work and customer campaigns undertaken by the Customer’s mortgage servicer with regards to active management of customer issues relating to :

•	Term date approaching

•	Interest rate susceptibility

•	Accelerated redemptions programme

•	Assessment of security quality, property location, type, value and valuers’ comments

•	Valuation – was the original and further valuations are carried out by a properly qualified surveyor?

•	Valuers’ comments - were there any valuers’ comments on the valuation that effected the original valuation that could affect a future property sale?

•	Indexed valuation – confirm the accuracy of indexed valuations based on original valuation and region using the Halifax House Price Index.

•	Construction – is the property of standard construction and type and easily marketable?

•	Occupancy – is the property currently occupied or abandoned, is the borrower deceased, are there any unauthorised residencies?

•	Security claims - are there any 3rd party occupancy rights or equity claims, or 3rd party payments outstanding that affect the security?

•	Property and title - are there any ongoing title registration issues, transfer of equity issues, deed issues or issues relating to the title?

•	Are there any ongoing legal disputes or insurance claims in process?

•	Are there any cases of suspected or confirmed fraud?

•	Bankruptcy – confirmation that no loans in the sample selection are subject to a bankruptcy or have been made bankrupt and that the process for identifying and marking mortgages on the mortgage administration system that subject to bankruptcy are robust.

•	LPA Receivers - confirm they are appropriately instructed and monitored

•	Assessment of Primary Servicing Quality

Review of operational procedures to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the servicers systems and controls including but not limited to commentary on the timeliness of collections.

The Scope of the review should cover the following areas:

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 42

i.	Check application of rate change to an individual account and subsequent contractual monthly interest calculations are correct and applied on a timely basis with reference to the mortgage terms and conditions.

ii.	Check interest charges are applied in line with the correct interest charging balance and interest rate applicable to the account

iii.	Confirm compliant redemption/settlement statements are produced and corresponding funds received are applied to accounts accurately in line with the statement with any overpayment refunded as appropriate

iv.	Check the charging of sundry fees has been undertaken and the correct fees applied where appropriate, posting of customer payments to the account (timely and correctly) in line with payment precedence

v.	For any arrears balances over the previous 12 months, flag the reason for the arrears from the system notes

vi.	Flag instances of direct debit recalls in the last 12 months

vii.	Confirm customer contact both verbal and written has been conducted within the defined timescales, presenting correct information and responded to a satisfactory quality achieving the desired outcome

viii.	Files will be reviewed to confirm all documents included in the Client Documentation List (see below) are available and to report on missing information to include occasions where documents are with a third party

ix.	Customer Complaints - assess the quality and timeliness of the internal complaints policy and process from ongoing complaints and disputes, in line with FOS guidelines

x.	Communication with customers

1.	check if all recorded action taken is adequate and reasonable;

2.	check if any communication with customers is unfair or misleading;

3.	check if record keeping is adequate.

(3)	Review of Arrears and Collection activity

•	Servicer actions follow the principles of Treating the Customer Fairly where applicable to buy-to-let mortgages (“TCF”)

•	Evidence of effective and timely communication with the customer is in line with agreed policies, procedures and service level agreements (“SLAs”)

•	For any forbearance options used (including specifically interest forbearance, term extensions or capitalisations), whether any payment arrangement and term extension made is realistic and based on the customers personal and financial circumstances. Commentary should refer to how any forbearance is documented, monitored and reviewed.

•	Monthly arrears fees applied are in accordance with policy and the mortgage offer and standard conditions

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 43

•	Whether arrears statements have been produced on a monthly basis where arrears are greater than 2 months

•	Conduct a review of the anti-money laundering procedures and reporting to ensure they are robust

•	Review the process for the appointment and management of third party service providers to include SLAs, where available.

•	Confirm litigation and possession action is in accordance with due legal process

•	Comment on techniques and methods that have led to any substantial levels of curing

•	Identify any evidence of capitalisation over the last 5 years and confirm loan modification processes have been adhered to

•	Collections - Assess the recent pay history on a sample of re-performing accounts and the effectiveness of collections activity to undertake recovery of arrears

(4)	Client Documentation List

•	Application Form – hand written, on-line or source data from mortgage application system

•	Offer of Loan – mortgage offer of loan

•	Valuation – at the time of the original loan

•	Certificate of Title/Report on Title– from acting solicitor or licensed conveyancer

•	Title Registration – Land Registry confirmation of title registration – confirmation of first charge in the name of B&B / MX and confirmation address and borrowers are correct

•	Mortgage Deed

•	Proof of ID at application

•	Proof of income (where applicable) and rental income at application

3 Payment Performance Data Verification

Perform a review on a random sample of 100 loans included in the Sample Loans of the last 36 months payment performance to confirm the payment due and the payment made per the Customer’s servicers mortgage administration system agree to payment history data files extracted from the servicers mortgage administration system.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 44

Appendix 2 – Stratification

	POOL						SAMPLE
Total No. of Sub-Accounts	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1	106,020	98.13%	12,395,348,401	99.15%	27,375,776	99.22%	1,867	98.26%	222,263,960	99.29%	483,143	99.33%
2	996	.92%	67,922,320	.54%	140,541	.51%	16	.84%	1,117,989	.50%	2,349	.48%
3	375	.35%	17,494,430	.14%	34,715	.13%	3	.16%	103,996	.05%	195	.04%
4	260	.24%	9,838,373	.08%	18,993	.07%	4	.21%	113,382	.05%	213	.04%
5	175	.16%	5,548,989	.04%	11,381	.04%	10	.53%	261,755	.12%	491	.10%
6	78	.07%	1,933,030	.02%	4,739	.02%
7	70	.06%	1,744,129	.01%	3,264	.01%
8	24	.02%	713,591	.01%	1,332	.00%
9	27	.02%	398,135	.00%	783	.00%
10	10	.01%	252,850	.00%	475	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Main Account Flag	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1	106,773	98.83%	12,498,304,291	99.98%	27,585,865	99.98%	1,879	98.89%	223,805,480	99.98%	486,286	99.98%
0	1,262	1.17%	2,889,957	.02%	6,134	.02%	21	1.11%	55,602	.02%	104	.02%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Current Balance	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
-74,999.99 - -50,000.00	1	.00%	-58,411	.00%	0	.00%
-24,999.99 - .00	204	.19%	-23,647	.00%	2	.00%	3	.16%	0	.00%	0	.00%
.01 - 25,000.00	2,590	2.40%	27,750,830	.22%	432,903	1.57%	44	2.32%	450,955	.20%	6,361	1.31%
25,000.01 - 50,000.00	6,069	5.62%	242,473,352	1.94%	1,524,600	5.53%	104	5.47%	4,197,488	1.88%	22,908	4.71%
50,000.01 - 75,000.00	20,085	18.59%	1,282,445,341	10.26%	3,481,999	12.62%	308	16.21%	19,685,053	8.79%	48,532	9.98%
75,000.01 - 100,000.00	23,826	22.05%	2,079,305,907	16.63%	4,546,149	16.48%	446	23.47%	38,670,024	17.27%	89,729	18.45%
100,000.01 - 125,000.00	19,361	17.92%	2,152,329,274	17.22%	4,450,745	16.13%	350	18.42%	39,119,197	17.47%	79,271	16.30%
125,000.01 - 150,000.00	12,286	11.37%	1,679,086,300	13.43%	3,399,780	12.32%	204	10.74%	27,854,657	12.44%	54,566	11.22%
150,000.01 - 200,000.00	12,638	11.70%	2,164,182,237	17.31%	4,233,213	15.34%	241	12.68%	41,256,419	18.43%	82,080	16.88%
200,000.01 - 250,000.00	6,210	5.75%	1,368,074,890	10.94%	2,644,204	9.58%	111	5.84%	24,522,649	10.95%	48,610	9.99%
250,000.01 - 500,000.00	4,622	4.28%	1,418,952,321	11.35%	2,711,653	9.83%	86	4.53%	26,026,571	11.63%	50,436	10.37%
500,000.01 - 750,000.00	124	.11%	70,265,212	.56%	136,149	.49%	3	.16%	2,078,069	.93%	3,896	.80%
750,000.01 - 1,000,000.00	19	.02%	16,410,641	.13%	30,602	.11%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 45

	POOL						SAMPLE
Origination Brand	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Mortgage Express	106,660	98.73%	12,384,212,396	99.06%	27,269,212	98.83%	1,875	98.68%	221,431,918	98.91%	479,541	98.59%
Bradford and Bingley	1,375	1.27%	116,981,852	.94%	322,788	1.17%	25	1.32%	2,429,163	1.09%	6,849	1.41%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Live Status	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Live	107,834	99.81%	12,501,206,212	100.00%	27,591,999	100.00%	1,897	99.84%	223,861,082	100.00%	486,390	100.00%
Redeemed	201	.19%	- 11,964	.00%	0	.00%	3	.16%	0	.00%	0	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Indexed LTV	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .00	32	.03%	- 82,058	.00%	2	.00%
.01 - 10.00	1,043	.97%	22,796,077	.18%	388,162	1.41%	20	1.05%	491,185	.22%	5,838	1.20%
10.01 - 20.00	2,417	2.24%	118,015,234	.94%	961,034	3.48%	46	2.42%	2,090,376	.93%	16,485	3.39%
20.01 - 30.00	4,238	3.92%	330,947,666	2.65%	1,600,343	5.80%	70	3.68%	6,940,378	3.10%	29,175	6.00%
30.01 - 40.00	7,218	6.68%	798,126,133	6.38%	2,375,896	8.61%	120	6.32%	12,935,781	5.78%	37,303	7.67%
40.01 - 50.00	15,296	14.16%	2,091,925,394	16.73%	4,474,730	16.22%	277	14.58%	39,260,427	17.54%	82,791	17.02%
50.01 - 60.00	21,877	20.25%	2,982,861,887	23.86%	5,989,230	21.71%	396	20.84%	54,146,683	24.19%	108,503	22.31%
60.01 - 70.00	19,112	17.69%	2,383,263,210	19.06%	4,627,403	16.77%	334	17.58%	43,138,159	19.27%	82,782	17.02%
70.01 - 80.00	19,031	17.62%	2,031,465,533	16.25%	3,866,185	14.01%	347	18.26%	36,710,060	16.40%	69,893	14.37%
80.01 - 90.00	14,909	13.80%	1,479,216,750	11.83%	2,808,071	10.18%	239	12.58%	23,649,666	10.56%	45,187	9.29%
90.01 - 100.00	2,862	2.65%	262,658,422	2.10%	500,944	1.82%	51	2.68%	4,498,366	2.01%	8,433	1.73%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 46

	POOL						SAMPLE
Completion Date	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1996	4	.00%	381,848	.00%	646	.00%
1997	148	.14%	9,518,329	.08%	40,079	.15%	4	.21%	444,509	.20%	1,712	.35%
1998	462	.43%	49,297,357	.39%	128,606	.47%	12	.63%	1,327,321	.59%	4,675	.96%
1999	1,354	1.25%	153,686,934	1.23%	398,008	1.44%	19	1.00%	1,599,638	.71%	5,045	1.04%
2000	1,531	1.42%	173,832,350	1.39%	451,814	1.64%	27	1.42%	3,023,439	1.35%	8,533	1.75%
2001	2,157	2.00%	243,529,195	1.95%	621,666	2.25%	39	2.05%	3,522,248	1.57%	8,613	1.77%
2002	4,271	3.95%	502,335,587	4.02%	1,213,837	4.40%	88	4.63%	10,126,966	4.52%	23,744	4.88%
2003	9,202	8.52%	1,115,991,365	8.93%	2,561,811	9.28%	146	7.68%	18,332,454	8.19%	38,878	7.99%
2004	9,831	9.10%	1,156,001,527	9.25%	2,578,727	9.35%	163	8.58%	20,111,155	8.98%	43,154	8.87%
2005	15,036	13.92%	1,737,547,648	13.90%	3,817,456	13.84%	271	14.26%	33,351,819	14.90%	72,203	14.84%
2006	22,042	20.40%	2,527,522,437	20.22%	5,582,993	20.23%	383	20.16%	44,519,759	19.89%	97,069	19.96%
2007	30,078	27.84%	3,437,133,272	27.49%	7,328,522	26.56%	547	28.79%	62,868,583	28.08%	134,522	27.66%
2008	11,911	11.03%	1,393,804,712	11.15%	2,865,998	10.39%	201	10.58%	24,633,191	11.00%	48,243	9.92%
2009	8	.01%	611,686	.00%	1,837	.01%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Original Term (months)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Missing Data	1,262	1.17%	2,889,957	.02%	6,134	.02%	21	1.11%	55,602	.02%	104	.02%
1 - 60	56	.05%	5,750,999	.05%	13,771	.05%	1	.05%	116,526	.05%	218	.04%
61 - 120	1,992	1.84%	222,044,975	1.78%	469,905	1.70%	35	1.84%	3,973,340	1.77%	7,570	1.56%
121 - 180	10,358	9.59%	1,127,711,264	9.02%	2,548,415	9.24%	186	9.79%	20,107,464	8.98%	42,248	8.69%
181 - 240	27,626	25.57%	3,168,066,035	25.34%	6,932,905	25.13%	466	24.53%	51,641,746	23.07%	110,792	22.78%
241 - 300	65,224	60.37%	7,774,474,407	62.19%	17,216,672	62.40%	1,166	61.37%	144,771,510	64.67%	319,181	65.62%
301 - 360	851	.79%	112,120,016	.90%	232,005	.84%	12	.63%	1,565,367	.70%	3,044	.63%
361 - 420	262	.24%	33,655,594	.27%	66,487	.24%	7	.37%	788,738	.35%	1,646	.34%
421 - 480	235	.22%	29,245,167	.23%	56,358	.20%	2	.11%	412,068	.18%	779	.16%
481 - 510	36	.03%	5,518,445	.04%	11,349	.04%	1	.05%	42,813	.02%	84	.02%
511+	133	.12%	19,717,389	.16%	37,999	.14%	3	.16%	385,908	.17%	725	.15%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 47

	POOL						SAMPLE
Advance Amount	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
.00	1,262	1.17%	2,889,957	.02%	6,134	.02%	21	1.11%	55,602	.02%	104	.02%
.01 - 25,000.00	18	.02%	473,303	.00%	2,044	.01%
25,000.01 - 50,000.00	2,671	2.47%	119,949,812	.96%	351,853	1.28%	47	2.47%	2,041,977	.91%	5,395	1.11%
50,000.01 - 75,000.00	19,631	18.17%	1,224,724,601	9.80%	2,939,423	10.65%	326	17.16%	20,746,844	9.27%	51,917	10.67%
75,000.01 - 100,000.00	26,048	24.11%	2,184,930,793	17.48%	4,957,406	17.97%	468	24.63%	38,862,328	17.36%	86,355	17.75%
100,000.01 - 125,000.00	20,447	18.93%	2,184,704,532	17.48%	4,845,624	17.56%	370	19.47%	39,754,096	17.76%	87,627	18.02%
125,000.01 - 150,000.00	13,165	12.19%	1,728,448,363	13.83%	3,754,388	13.61%	215	11.32%	28,843,360	12.88%	59,016	12.13%
150,000.01 - 200,000.00	13,482	12.48%	2,215,910,871	17.73%	4,811,210	17.44%	249	13.11%	41,655,131	18.61%	86,517	17.79%
200,000.01 - 250,000.00	6,423	5.95%	1,359,701,654	10.88%	2,892,198	10.48%	111	5.84%	23,864,245	10.66%	48,524	9.98%
250,000.01 - 500,000.00	4,741	4.39%	1,396,394,903	11.17%	2,867,157	10.39%	89	4.68%	25,558,605	11.42%	56,289	11.57%
500,000.01 - 750,000.00	124	.11%	65,437,491	.52%	130,514	.47%	4	.21%	2,478,894	1.11%	4,647	.96%
750,000.01 - 1,000,000.00	23	.02%	17,627,969	.14%	34,048	.12%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Term Extended	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
N	105,719	97.86%	12,379,941,485	99.03%	27,211,150	98.62%	1,863	98.05%	221,711,893	99.04%	478,323	98.34%
Y	2,316	2.14%	121,252,763	.97%	380,849	1.38%	37	1.95%	2,149,189	.96%	8,066	1.66%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Maturity Date	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
01-Apr-2017 - 31-Dec-2019	5,487	5.08%	598,367,092	4.79%	1,386,341	5.02%	95	5.00%	10,134,832	4.53%	22,090	4.54%
01-Jan-2020 - 31-Dec-2024	17,734	16.42%	1,967,538,228	15.74%	4,542,442	16.46%	302	15.89%	32,267,503	14.41%	71,518	14.70%
01-Jan-2025 - 31-Dec-2029	38,432	35.57%	4,441,315,190	35.53%	9,910,276	35.92%	692	36.42%	79,291,606	35.42%	173,775	35.73%
01-Jan-2030 - 31-Dec-2034	45,120	41.76%	5,326,216,964	42.61%	11,413,906	41.37%	790	41.58%	99,230,499	44.33%	212,514	43.69%
01-Jan-2035 - 31-Dec-2039	726	.67%	96,707,337	.77%	202,126	.73%	14	.74%	2,049,750	.92%	4,631	.95%
01-Jan-2040 - 31-Dec-2044	251	.23%	32,264,540	.26%	62,489	.23%	2	.11%	113,318	.05%	400	.08%
01-Jan-2045 - 31-Dec-2049	178	.16%	23,224,505	.19%	44,060	.16%	2	.11%	387,664	.17%	736	.15%
01-Jan-2050 - 31-Dec-2054	107	.10%	15,560,392	.12%	30,360	.11%	3	.16%	385,908	.17%	725	.15%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 48

	POOL						SAMPLE
Remaining Term (CER Calculation)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Up to 2 years	2,964	2.74%	323,818,226	2.59%	704,073	2.55%	55	2.89%	6,219,347	2.78%	12,360	2.54%
2 - 4 years	3,597	3.33%	387,569,454	3.10%	959,833	3.48%	58	3.05%	5,387,677	2.41%	12,973	2.67%
4 - 6 years	6,682	6.19%	717,433,103	5.74%	1,681,348	6.09%	125	6.58%	11,646,551	5.20%	27,870	5.73%
6 - 8 years	8,255	7.64%	931,017,579	7.45%	2,117,383	7.67%	132	6.95%	16,338,017	7.30%	33,636	6.92%
8 - 10 years	10,561	9.78%	1,200,653,255	9.60%	2,743,932	9.94%	203	10.68%	22,341,552	9.98%	49,798	10.24%
10 - 12 years	18,871	17.47%	2,190,742,762	17.52%	4,776,775	17.31%	333	17.53%	36,531,244	16.32%	81,121	16.68%
12 - 14 years	13,448	12.45%	1,567,276,667	12.54%	3,546,505	12.85%	228	12.00%	28,421,558	12.70%	62,059	12.76%
14 - 16 years	26,995	24.99%	3,174,866,626	25.40%	6,903,940	25.02%	467	24.58%	58,564,796	26.16%	125,176	25.74%
16 - 18 years	15,342	14.20%	1,833,169,944	14.66%	3,801,457	13.78%	278	14.63%	35,473,699	15.85%	74,903	15.40%
18 - 20 years	294	.27%	34,187,095	.27%	77,543	.28%	7	.37%	989,684	.44%	2,640	.54%
More than 20 years	1,026	.95%	140,459,537	1.12%	279,209	1.01%	14	.74%	1,946,957	.87%	3,853	.79%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Current Repayment Basis	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Interest Only	97,619	90.36%	11,859,640,252	94.87%	22,378,345	81.10%	1,737	91.42%	213,895,237	95.55%	406,700	83.62%
Repayment	10,049	9.30%	591,944,317	4.74%	5,090,471	18.45%	159	8.37%	9,532,654	4.26%	78,839	16.21%
Part & Part	367	.34%	49,609,679	.40%	123,184	.45%	4	.21%	433,190	.19%	851	.17%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Product Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
BTL	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Current Interest Rate Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Variable - BoE Linked	105,347	97.51%	12,245,781,999	97.96%	26,921,460	97.57%	1,855	97.63%	219,883,415	98.22%	473,623	97.38%
Lifetime Discount	1,585	1.47%	177,138,535	1.42%	305,245	1.11%	20	1.05%	2,230,136	1.00%	4,299	.88%
Fixed	541	.50%	65,098,296	.52%	343,762	1.25%	13	.68%	1,732,319	.77%	8,439	1.73%
Discount	361	.33%	13,187,381	.11%	21,533	.08%	9	.47%	15,212	.01%	29	.01%
Redeemed	201	.19%	- 11,964	.00%	0	.00%	3	.16%	0	.00%	0	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Reversionary Interest Rate Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
	107,158	99.19%	12,426,143,462	99.40%	27,234,183	98.70%	1,878	98.84%	222,113,551	99.22%	477,923	98.26%
Premium BOE	877	.81%	75,050,786	.60%	357,817	1.30%	22	1.16%	1,747,530	.78%	8,467	1.74%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 49

	POOL						SAMPLE
Reversionary Interest Rate (%)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1.01 - 2.00	28	3.19%	3,224,447	4.30%	10,114	2.83%
2.01 - 3.00	779	88.83%	64,345,582	85.74%	316,594	88.48%	19	86.36%	1,437,022	82.23%	7,177	84.76%
3.01 - 4.00	70	7.98%	7,480,758	9.97%	31,108	8.69%	3	13.64%	310,508	17.77%	1,291	15.24%
Total	877	100.00%	75,050,786	100.00%	357,817	100.00%	22	100.00%	1,747,530	100.00%	8,467	100.00%

Current Interest Rate (%)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1.01 - 2.00	6,762	6.26%	714,129,801	5.71%	1,738,944	6.30%	117	6.16%	11,829,689	5.28%	31,935	6.57%
2.01 - 3.00	100,163	92.71%	11,651,304,838	93.20%	25,302,219	91.70%	1,756	92.42%	208,434,568	93.11%	440,800	90.63%
3.01 - 4.00	570	.53%	70,922,769	.57%	207,835	.75%	14	.74%	1,864,506	.83%	5,216	1.07%
4.01 - 5.00	70	.06%	7,480,758	.06%	31,108	.11%	3	.16%	310,508	.14%	1,291	.27%
5.01 - 6.00	439	.41%	54,144,530	.43%	290,431	1.05%	10	.53%	1,421,810	.64%	7,148	1.47%
6.01 - 7.00	31	.03%	3,211,553	.03%	21,462	.08%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

In Deal	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Out of Product	105,548	97.70%	12,245,770,036	97.96%	26,921,460	97.57%	1,858	97.79%	219,883,415	98.22%	473,623	97.38%
In Deal	2,487	2.30%	255,424,212	2.04%	670,540	2.43%	42	2.21%	3,977,666	1.78%	12,766	2.62%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Secured MiA	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Repayment Vehicle	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Unknown	92,147	85.29%	11,201,610,998	89.60%	21,163,264	76.70%	1,622	85.37%	199,584,386	89.16%	379,639	78.05%
Investment	4,816	4.46%	593,081,584	4.74%	1,121,213	4.06%	89	4.68%	11,166,721	4.99%	21,275	4.37%
Repayment	10,049	9.30%	591,944,317	4.74%	5,090,471	18.45%	159	8.37%	9,532,654	4.26%	78,839	16.21%
Endowment	1,023	.95%	114,557,349	.92%	217,052	.79%	30	1.58%	3,577,320	1.60%	6,636	1.36%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 50

	POOL						SAMPLE
Worst MiA Secured (24 months)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	104,181	96.43%	12,068,219,061	96.54%	26,632,098	96.52%	1,828	96.21%	216,013,109	96.49%	468,665	96.36%
1	2,522	2.33%	297,309,996	2.38%	663,051	2.40%	45	2.37%	5,003,724	2.24%	11,350	2.33%
2	686	.63%	75,291,359	.60%	161,494	.59%	12	.63%	1,721,618	.77%	3,800	.78%
3	288	.27%	28,570,757	.23%	66,227	.24%	9	.47%	459,366	.21%	1,333	.27%
4	132	.12%	12,765,076	.10%	27,901	.10%	3	.16%	350,194	.16%	656	.13%
5	92	.09%	7,542,240	.06%	15,216	.06%	2	.11%	228,556	.10%	429	.09%
6	63	.06%	4,392,269	.04%	10,674	.04%	1	.05%	84,514	.04%	157	.03%
7	25	.02%	2,619,473	.02%	5,680	.02%
8	9	.01%	1,285,818	.01%	3,069	.01%
9	12	.01%	898,461	.01%	2,092	.01%
10	3	.00%	230,645	.00%	428	.00%
11	8	.01%	745,045	.01%	1,401	.01%
12	2	.00%	162,679	.00%	468	.00%
13	2	.00%	228,087	.00%	420	.00%
16	2	.00%	163,025	.00%	306	.00%
17	1	.00%	115,357	.00%	213	.00%
19	1	.00%	77,963	.00%	140	.00%
21	4	.00%	350,049	.00%	647	.00%
41	1	.00%	173,425	.00%	360	.00%
56	1	.00%	53,462	.00%	112	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 51

	POOL						SAMPLE
Worst MiA Secured (36 months)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	102,622	94.99%	11,887,031,868	95.09%	26,250,768	95.14%	1,798	94.63%	211,789,850	94.61%	460,355	94.65%
1	3,505	3.24%	416,570,696	3.33%	911,276	3.30%	61	3.21%	7,464,435	3.33%	16,030	3.30%
2	915	.85%	101,245,087	.81%	217,462	.79%	15	.79%	2,251,974	1.01%	5,129	1.05%
3	421	.39%	44,050,226	.35%	98,714	.36%	9	.47%	878,263	.39%	2,107	.43%
4	218	.20%	20,087,083	.16%	43,310	.16%	11	.58%	904,724	.40%	1,699	.35%
5	143	.13%	12,941,622	.10%	27,758	.10%	5	.26%	487,321	.22%	914	.19%
6	74	.07%	5,632,023	.05%	13,664	.05%
7	46	.04%	4,523,011	.04%	9,640	.03%
8	29	.03%	3,160,498	.03%	6,593	.02%
9	19	.02%	1,788,578	.01%	4,748	.02%	1	.05%	84,514	.04%	157	.03%
10	10	.01%	879,581	.01%	1,644	.01%
11	11	.01%	1,084,870	.01%	2,118	.01%
12	6	.01%	640,704	.01%	1,358	.00%
13	2	.00%	228,087	.00%	420	.00%
14	1	.00%	92,186	.00%	173	.00%
16	4	.00%	361,219	.00%	680	.00%
18	1	.00%	115,357	.00%	213	.00%
19	2	.00%	184,613	.00%	341	.00%
21	4	.00%	350,049	.00%	647	.00%
47	1	.00%	173,425	.00%	360	.00%
56	1	.00%	53,462	.00%	112	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Summarised Property Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Terraced House	47,316	43.80%	5,260,176,413	42.08%	11,651,814	42.23%	837	44.05%	94,696,336	42.30%	209,534	43.08%
Flat or Apartment	29,775	27.56%	3,427,715,217	27.42%	7,228,163	26.20%	524	27.58%	62,910,616	28.10%	127,821	26.28%
Semi Detached House	15,540	14.38%	1,932,712,683	15.46%	4,354,403	15.78%	273	14.37%	34,495,349	15.41%	76,024	15.63%
Bungalow	8,552	7.92%	908,857,733	7.27%	2,229,334	8.08%	152	8.00%	15,670,911	7.00%	37,749	7.76%
Detached House	2,731	2.53%	471,149,594	3.77%	1,016,955	3.69%	50	2.63%	8,943,906	4.00%	20,224	4.16%
Maisonette	3,404	3.15%	422,662,529	3.38%	931,979	3.38%	52	2.74%	5,793,739	2.59%	11,728	2.41%
Cottage	383	.35%	39,928,065	.32%	90,498	.33%	8	.42%	989,572	.44%	2,444	.50%
Other	234	.22%	26,811,792	.21%	61,909	.22%	4	.21%	360,652	.16%	866	.18%
Semi Comm or Professional	58	.05%	6,432,073	.05%	15,905	.06%
Unknown	40	.04%	4,558,051	.04%	10,684	.04%
No Data	2	.00%	190,099	.00%	356	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 52

	POOL						SAMPLE
Type of Original Valuation	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Physical	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Date of Original Valuation	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1996	2	.00%	21,577	.00%	339	.00%
1997	70	.06%	2,902,974	.02%	16,060	.06%	1	.05%	16,582	.01%	252	.05%
1998	224	.21%	14,428,500	.12%	54,375	.20%	7	.37%	341,951	.15%	2,968	.61%
1999	690	.64%	57,633,678	.46%	182,211	.66%	10	.53%	841,974	.38%	1,766	.36%
2000	845	.78%	75,192,491	.60%	247,062	.90%	13	.68%	957,475	.43%	3,352	.69%
2001	1,411	1.31%	140,569,650	1.12%	377,566	1.37%	22	1.16%	2,099,728	.94%	5,034	1.03%
2002	4,574	4.23%	531,008,365	4.25%	1,312,218	4.76%	83	4.37%	9,302,574	4.16%	22,633	4.65%
2003	9,940	9.20%	1,206,090,440	9.65%	2,764,815	10.02%	175	9.21%	20,720,963	9.26%	47,078	9.68%
2004	10,975	10.16%	1,331,272,890	10.65%	2,949,924	10.69%	187	9.84%	24,343,729	10.87%	51,473	10.58%
2005	18,955	17.55%	2,209,339,639	17.67%	4,875,537	17.67%	333	17.53%	40,401,175	18.05%	86,378	17.76%
2006	23,136	21.42%	2,646,426,599	21.17%	5,839,288	21.16%	412	21.68%	47,362,463	21.16%	104,258	21.44%
2007	28,591	26.47%	3,288,288,889	26.30%	6,923,586	25.09%	513	27.00%	60,186,339	26.89%	127,190	26.15%
2008	8,613	7.97%	997,389,228	7.98%	2,046,558	7.42%	144	7.58%	17,286,129	7.72%	34,006	6.99%
2009	4	.00%	284,552	.00%	1,157	.00%
Total	108,030	100.00%	12,500,849,472	100.00%	27,590,695	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Note - Missing 5 accounts where no valuation date is populated in the Data Tape

Original Valuation Amount	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .00	5	.00%	344,776	.00%	1,304	.00%
1.00 - 25,000.00	7	.01%	263,125	.00%	622	.00%
25,001.00 - 50,000.00	1,460	1.35%	72,879,918	.58%	201,154	.73%	16	.84%	792,068	.35%	1,606	.33%
50,001.00 - 75,000.00	10,234	9.47%	606,580,943	4.85%	1,441,361	5.22%	165	8.68%	10,047,839	4.49%	21,760	4.47%
75,001.00 - 100,000.00	20,597	19.07%	1,522,576,823	12.18%	3,469,845	12.58%	374	19.68%	28,338,212	12.66%	65,845	13.54%
100,001.00 - 125,000.00	20,392	18.88%	1,867,466,227	14.94%	4,145,718	15.03%	348	18.32%	31,198,229	13.94%	70,634	14.52%
125,001.00 - 150,000.00	17,029	15.76%	1,842,520,051	14.74%	4,088,090	14.82%	317	16.68%	33,528,740	14.98%	72,052	14.81%
150,001.00 - 200,000.00	19,934	18.45%	2,699,191,467	21.59%	5,908,945	21.42%	356	18.74%	50,080,223	22.37%	104,865	21.56%
200,001.00 - 250,000.00	10,197	9.44%	1,811,366,664	14.49%	3,958,707	14.35%	180	9.47%	32,053,901	14.32%	68,060	13.99%
250,001.00 - 500,000.00	7,709	7.14%	1,881,018,022	15.05%	3,963,258	14.36%	131	6.89%	32,641,960	14.58%	70,460	14.49%
500,001.00 - 750,000.00	365	.34%	140,811,821	1.13%	301,056	1.09%	9	.47%	3,024,908	1.35%	7,068	1.45%
750,001.00 - 1,000,000.00	73	.07%	35,268,069	.28%	72,770	.26%	4	.21%	2,155,002	.96%	4,040	.83%
1,000,001.00 - 2,000,000.00	31	.03%	20,395,562	.16%	38,212	.14%
2,000,001.00 - 3,000,000.00	2	.00%	510,781	.00%	958	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 53

	POOL						SAMPLE
Latest Valuation Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Physical	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Latest Valuation Amount	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1.00 - 25,000.00	6	.01%	78,586	.00%	276	.00%
25,001.00 - 50,000.00	625	.58%	18,760,256	.15%	62,334	.23%	10	.53%	309,078	.14%	667	.14%
50,001.00 - 75,000.00	8,047	7.45%	422,436,368	3.38%	1,009,744	3.66%	116	6.11%	6,068,932	2.71%	13,349	2.74%
75,001.00 - 100,000.00	19,000	17.59%	1,309,494,569	10.47%	2,989,053	10.83%	337	17.74%	23,403,306	10.45%	53,245	10.95%
100,001.00 - 125,000.00	20,230	18.73%	1,761,379,351	14.09%	3,921,626	14.21%	350	18.42%	30,194,415	13.49%	67,064	13.79%
125,001.00 - 150,000.00	17,312	16.02%	1,772,880,287	14.18%	3,967,995	14.38%	327	17.21%	33,176,820	14.82%	72,674	14.94%
150,001.00 - 200,000.00	21,110	19.54%	2,709,082,002	21.67%	5,988,806	21.70%	371	19.53%	48,232,998	21.55%	103,146	21.21%
200,001.00 - 250,000.00	11,143	10.31%	1,884,656,218	15.08%	4,134,720	14.99%	197	10.37%	33,702,211	15.05%	72,827	14.97%
250,001.00 - 500,000.00	9,911	9.17%	2,355,135,058	18.84%	4,955,376	17.96%	177	9.32%	42,975,808	19.20%	90,291	18.56%
500,001.00 - 750,000.00	519	.48%	195,806,062	1.57%	422,711	1.53%	10	.53%	3,247,563	1.45%	8,429	1.73%
750,001.00 - 1,000,000.00	92	.09%	45,068,658	.36%	91,041	.33%	5	.26%	2,549,951	1.14%	4,698	.97%
1,000,001.00 - 2,000,000.00	38	.04%	25,906,052	.21%	47,361	.17%
2,000,001.00 - 3,000,000.00	2	.00%	510,781	.00%	958	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 54

	POOL						SAMPLE
Latest Valuation Date	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1996	2	.00%	21,577	.00%	339	.00%
1997	54	.05%	1,333,157	.01%	10,734	.04%	1	.05%	16,582	.01%	252	.05%
1998	181	.17%	8,776,503	.07%	39,110	.14%	5	.26%	162,400	.07%	1,870	.38%
1999	475	.44%	32,047,610	.26%	102,638	.37%	7	.37%	340,491	.15%	929	.19%
2000	570	.53%	39,961,595	.32%	146,587	.53%	11	.58%	619,222	.28%	2,748	.56%
2001	951	.88%	76,100,245	.61%	230,720	.84%	16	.84%	1,315,629	.59%	3,632	.75%
2002	3,144	2.91%	325,132,300	2.60%	863,922	3.13%	58	3.05%	5,643,273	2.52%	15,932	3.28%
2003	7,096	6.57%	806,388,909	6.45%	1,903,581	6.90%	136	7.16%	15,178,855	6.78%	34,723	7.14%
2004	8,085	7.48%	901,752,567	7.21%	2,063,420	7.48%	128	6.74%	14,663,117	6.55%	33,193	6.82%
2005	16,132	14.93%	1,776,146,605	14.21%	3,988,784	14.46%	288	15.16%	34,102,308	15.23%	73,794	15.17%
2006	24,410	22.59%	2,787,956,320	22.30%	6,149,971	22.29%	422	22.21%	48,279,921	21.57%	105,725	21.74%
2007	33,758	31.25%	4,060,273,695	32.48%	8,556,254	31.01%	599	31.53%	72,963,697	32.59%	152,756	31.41%
2008	12,960	12.00%	1,652,299,369	13.22%	3,457,040	12.53%	225	11.84%	30,060,807	13.43%	59,871	12.31%
2009	44	.04%	5,451,933	.04%	13,149	.05%	2	.11%	203,129	.09%	381	.08%
2010	24	.02%	2,955,161	.02%	7,244	.03%
2011	28	.03%	3,629,119	.03%	9,278	.03%
2012	14	.01%	2,442,816	.02%	5,450	.02%
2013	17	.02%	2,275,108	.02%	5,352	.02%	1	.05%	157,091	.07%	295	.06%
2014	32	.03%	5,891,849	.05%	17,617	.06%	1	.05%	154,558	.07%	290	.06%
2015	36	.03%	5,789,133	.05%	12,212	.04%
2016+	22	.02%	4,568,677	.04%	8,597	.03%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Indexed Valuation	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
25,000.01 - 50,000.00	162	.15%	5,462,625	.04%	15,889	.06%
50,000.01 - 75,000.00	4,484	4.15%	234,003,509	1.87%	528,411	1.92%	65	3.42%	3,268,923	1.46%	6,958	1.43%
75,000.01 - 100,000.00	12,552	11.62%	820,402,440	6.56%	1,817,297	6.59%	222	11.68%	14,515,048	6.48%	32,711	6.73%
100,000.01 - 125,000.00	13,716	12.70%	1,074,291,751	8.59%	2,366,086	8.58%	241	12.68%	18,796,445	8.40%	40,863	8.40%
125,000.01 - 150,000.00	12,911	11.95%	1,148,184,862	9.18%	2,519,758	9.13%	233	12.26%	20,930,768	9.35%	44,771	9.20%
150,000.01 - 200,000.00	19,099	17.68%	1,942,907,848	15.54%	4,309,907	15.62%	326	17.16%	33,825,783	15.11%	71,287	14.66%
200,000.01 - 250,000.00	13,559	12.55%	1,625,984,899	13.01%	3,604,032	13.06%	230	12.11%	27,512,608	12.29%	59,541	12.24%
250,000.01 - 500,000.00	26,654	24.67%	4,331,066,996	34.65%	9,561,978	34.65%	487	25.63%	79,886,714	35.69%	171,065	35.17%
500,000.01 - 750,000.00	3,934	3.64%	979,027,028	7.83%	2,129,046	7.72%	77	4.05%	18,606,000	8.31%	44,320	9.11%
750,000.01 - 1,000,000.00	646	.60%	203,343,579	1.63%	453,962	1.65%	12	.63%	3,260,441	1.46%	8,847	1.82%
1,000,000.01 - 2,000,000.00	297	.27%	122,780,200	.98%	261,033	.95%	7	.37%	3,258,353	1.46%	6,026	1.24%
2,000,000.01 - 3,000,000.00	17	.02%	11,090,579	.09%	19,796	.07%
3,000,000.01+	4	.00%	2,647,933	.02%	4,803	.02%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 55

	POOL						SAMPLE
Region	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Greater London	20,746	19.20%	3,463,157,044	27.70%	7,832,164	28.39%	382	20.11%	66,372,113	29.65%	148,094	30.45%
South East	24,940	23.09%	3,080,806,896	24.64%	6,765,303	24.52%	425	22.37%	51,753,740	23.12%	110,756	22.77%
North West	14,613	13.53%	1,319,328,716	10.55%	2,828,214	10.25%	243	12.79%	22,092,777	9.87%	47,993	9.87%
South West	7,887	7.30%	936,703,544	7.49%	2,000,047	7.25%	134	7.05%	16,078,690	7.18%	33,005	6.79%
Yorkshire & Humberside	9,486	8.78%	857,855,247	6.86%	1,868,554	6.77%	176	9.26%	16,778,326	7.49%	34,370	7.07%
West Midlands	8,872	8.21%	822,157,242	6.58%	1,869,181	6.77%	161	8.47%	15,775,006	7.05%	34,049	7.00%
East Midlands	7,220	6.68%	689,602,137	5.52%	1,531,590	5.55%	131	6.89%	12,308,769	5.50%	28,272	5.81%
North	5,537	5.13%	462,868,190	3.70%	988,962	3.58%	91	4.79%	7,591,146	3.39%	15,886	3.27%
Wales	4,603	4.26%	444,459,742	3.56%	977,091	3.54%	81	4.26%	7,841,674	3.50%	15,678	3.22%
East Anglia	4,131	3.82%	424,255,490	3.39%	930,894	3.37%	76	4.00%	7,268,839	3.25%	18,288	3.76%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Current Monthly Subscription (CMS)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
= .00	234	.22%	- 23,649	.00%	0	.00%	3	.16%	0	.00%	0	.00%
.01 - 50.00	1,386	1.28%	8,910,769	.07%	16,674	.06%	26	1.37%	213,606	.10%	390	.08%
50.01 - 100.00	4,336	4.01%	208,087,247	1.66%	369,861	1.34%	71	3.74%	3,356,882	1.50%	6,158	1.27%
100.01 - 150.00	20,119	18.62%	1,375,621,660	11.00%	2,573,708	9.33%	348	18.32%	23,797,562	10.63%	44,918	9.23%
150.01 - 200.00	24,417	22.60%	2,263,024,051	18.10%	4,270,982	15.48%	424	22.32%	39,237,166	17.53%	73,942	15.20%
200.01 - 250.00	17,527	16.22%	2,035,361,187	16.28%	3,915,751	14.19%	317	16.68%	36,614,202	16.36%	70,783	14.55%
250.01 - 300.00	11,980	11.09%	1,621,802,005	12.97%	3,278,594	11.88%	212	11.16%	29,160,049	13.03%	58,167	11.96%
300.01 - 400.00	13,553	12.55%	2,179,739,678	17.44%	4,692,725	17.01%	246	12.95%	39,961,712	17.85%	85,043	17.48%
400.01 - 500.00	6,777	6.27%	1,249,981,151	10.00%	3,012,572	10.92%	124	6.53%	22,953,521	10.25%	55,218	11.35%
500.01 - 600.00	3,331	3.08%	665,906,822	5.33%	1,811,327	6.56%	60	3.16%	12,563,667	5.61%	32,383	6.66%
600.01 - 700.00	1,638	1.52%	323,259,916	2.59%	1,056,728	3.83%	30	1.58%	6,506,964	2.91%	19,377	3.98%
700.01 - 800.00	978	.91%	207,979,046	1.66%	729,000	2.64%	6	.32%	2,074,577	.93%	4,454	.92%
800.01 - 900.00	587	.54%	125,930,665	1.01%	496,359	1.80%	17	.89%	2,932,022	1.31%	14,464	2.97%
900.01 - 1,000.00	416	.39%	77,600,852	.62%	394,849	1.43%	4	.21%	449,133	.20%	3,812	.78%
1,000.01 - 1,500.00	616	.57%	120,477,928	.96%	716,104	2.60%	10	.53%	3,529,312	1.58%	12,637	2.60%
1,500.01 - 2,000.00	107	.10%	30,783,785	.25%	179,957	.65%	1	.05%	350,460	.16%	1,677	.34%
2,000.01 - 2,500.00	23	.02%	3,843,396	.03%	49,614	.18%
2,500.01 - 3,000.00	10	.01%	2,907,740	.02%	27,194	.10%	1	.05%	160,248	.07%	2,967	.61%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Self-Cert	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
N	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 56

	POOL						SAMPLE
Current Margin / Discount	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
.01 - 1.00	523	.48%	51,831,074	.41%	85,878	.31%	4	.21%	334,064	.15%	827	.17%
1.01 - 2.00	103,897	96.17%	12,036,645,848	96.28%	26,256,581	95.16%	1,832	96.42%	215,736,073	96.37%	460,301	94.64%
2.01 - 3.00	3,075	2.85%	347,880,485	2.78%	906,539	3.29%	51	2.68%	6,058,627	2.71%	16,824	3.46%
4.01 - 5.00	70	.06%	7,480,758	.06%	31,108	.11%	3	.16%	310,508	.14%	1,291	.27%
5.01 - 6.00	470	.44%	57,356,083	.46%	311,893	1.13%	10	.53%	1,421,810	.64%	7,148	1.47%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Reference Rate	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
BOE	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

First Time Buyer	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Guarantor	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Shared Ownership	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Right to Buy	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 57

	POOL						SAMPLE
Year of Construction	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No Data	70,857	65.59%	7,914,817,661	63.31%	17,144,126	62.13%	1,254	66.00%	143,507,432	64.11%	309,361	63.60%
1 - 1000	25	.02%	3,682,261	.03%	7,915	.03%
1001 - 1500	15	.01%	2,529,402	.02%	5,341	.02%
1501 - 1600	8	.01%	904,644	.01%	2,057	.01%
1601 - 1700	19	.02%	2,977,938	.02%	5,801	.02%
1701 - 1800	108	.10%	15,574,934	.12%	32,388	.12%	1	.05%	120,812	.05%	227	.05%
1801 - 1850	345	.32%	51,071,377	.41%	116,732	.42%	11	.58%	1,475,405	.66%	3,203	.66%
1851 - 1900	10,274	9.51%	1,392,464,667	11.14%	3,075,064	11.14%	179	9.42%	24,872,991	11.11%	53,250	10.95%
1901 - 1920	3,998	3.70%	489,293,698	3.91%	1,173,663	4.25%	67	3.53%	7,649,056	3.42%	20,021	4.12%
1921 - 1940	4,475	4.14%	598,963,088	4.79%	1,421,354	5.15%	86	4.53%	10,827,121	4.84%	24,404	5.02%
1941 - 1960	3,428	3.17%	415,456,269	3.32%	956,587	3.47%	62	3.26%	7,687,146	3.43%	15,175	3.12%
1961 - 1980	5,237	4.85%	591,675,936	4.73%	1,357,992	4.92%	74	3.89%	9,097,662	4.06%	19,399	3.99%
1981 - 2000	5,690	5.27%	581,487,151	4.65%	1,349,744	4.89%	90	4.74%	9,417,655	4.21%	20,293	4.17%
2001 - 2005	3,427	3.17%	420,230,357	3.36%	902,763	3.27%	74	3.89%	8,847,794	3.95%	20,307	4.17%
2006 - 2010	129	.12%	20,064,865	.16%	40,473	.15%	2	.11%	358,007	.16%	751	.15%
Total	108,033	100.00%	12,501,004,149	100.00%	27,591,643	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Purpose of the Loan	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Remortgage	53,596	49.61%	6,418,496,209	51.34%	13,903,241	50.39%	935	49.21%	113,630,761	50.76%	233,594	48.03%
Purchase	53,176	49.22%	6,079,673,488	48.63%	13,682,372	49.59%	944	49.68%	110,174,718	49.22%	252,691	51.95%
Unknown	1,263	1.17%	3,024,551	.02%	6,386	.02%	21	1.11%	55,602	.02%	104	.02%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Death of Borrower 1	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	108,023	99.99%	12,499,961,874	99.99%	27,589,671	99.99%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Yes	12	.01%	1,232,374	.01%	2,329	.01%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Death of Borrower 2	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
n/a	65,198	60.35%	7,647,087,836	61.17%	16,762,271	60.75%	1,180	62.11%	139,769,874	62.44%	305,315	62.77%
No	42,811	39.63%	4,851,134,301	38.81%	10,824,244	39.23%	720	37.89%	84,091,208	37.56%	181,075	37.23%
Yes	26	.02%	2,972,111	.02%	5,484	.02%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 58

	POOL						SAMPLE
Death of Borrower 3	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
n/a	106,398	98.48%	12,310,483,732	98.47%	27,151,968	98.41%	1,875	98.68%	220,770,236	98.62%	480,177	98.72%
No	1,635	1.51%	190,535,619	1.52%	439,703	1.59%	25	1.32%	3,090,845	1.38%	6,213	1.28%
Yes	2	.00%	174,897	.00%	328	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Death of Borrower 4	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
n/a	107,379	99.39%	12,430,488,261	99.43%	27,424,282	99.39%	1,893	99.63%	223,059,776	99.64%	484,894	99.69%
No	656	.61%	70,705,987	.57%	167,717	.61%	7	.37%	801,306	.36%	1,496	.31%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Tenure	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Freehold	62,792	58.12%	7,423,827,155	59.38%	16,587,941	60.12%	1,102	58.00%	132,663,606	59.26%	291,971	60.03%
Leasehold	45,181	41.82%	5,070,506,428	40.56%	10,989,096	39.83%	795	41.84%	90,912,464	40.61%	193,884	39.86%
Feudal	42	.04%	4,574,606	.04%	10,733	.04%	1	.05%	100,081	.04%	188	.04%
Commonhold	13	.01%	1,492,052	.01%	2,798	.01%	2	.11%	184,931	.08%	347	.07%
Unknown	7	.01%	794,008	.01%	1,431	.01%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Note - ‘Unknown’ accounts show as blank in Data Tape
Payment Method	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Direct Debit	104,103	96.36%	12,050,414,479	96.39%	26,622,771	96.49%	1,823	95.95%	214,499,167	95.82%	466,636	95.94%
Other	3,932	3.64%	450,779,769	3.61%	969,228	3.51%	77	4.05%	9,361,915	4.18%	19,754	4.06%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

DWP Flag	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	107,951	99.92%	12,492,271,712	99.93%	27,573,368	99.93%	1,898	99.89%	223,528,977	99.85%	485,739	99.87%
Yes	84	.08%	8,922,536	.07%	18,631	.07%	2	.11%	332,104	.15%	651	.13%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 59

	POOL						SAMPLE
No. of Payment Holiday Taken (previous 36 months)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	107,992	99.96%	12,497,100,176	99.97%	27,580,111	99.96%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
1	9	.01%	990,484	.01%	3,345	.01%
2	15	.01%	1,071,311	.01%	3,517	.01%
3	6	.01%	524,360	.00%	1,754	.01%
4	5	.00%	558,025	.00%	1,296	.00%
5	3	.00%	624,152	.00%	1,163	.00%
6	4	.00%	175,191	.00%	534	.00%
8	1	.00%	150,549	.00%	280	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Current Occupancy	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
No	107,742	99.73%	12,466,426,021	99.72%	27,515,783	99.72%	1,893	99.63%	222,520,317	99.40%	483,848	99.48%
Yes	293	.27%	34,768,227	.28%	76,216	.28%	7	.37%	1,340,765	.60%	2,541	.52%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Possession	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
N	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Reset Interval	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Month 1	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Interest Charge Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Monthly	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 60

	POOL						SAMPLE
Arrears Balance (Main Account)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .00	105,773	99.06%	12,372,592,027	98.97%	27,320,693	99.02%	1,851	98.51%	219,944,531	98.25%	478,571	98.39%
.01 - 100.00	588	.55%	72,264,226	.58%	146,240	.53%	16	.85%	2,162,755	.97%	3,926	.81%
100.01 - 250.00	265	.25%	28,960,989	.23%	56,795	.21%	7	.37%	684,224	.31%	1,281	.26%
250.01 - 500.00	123	.12%	22,142,695	.18%	49,858	.18%	4	.21%	944,870	.42%	1,769	.36%
500.01 - 750.00	16	.01%	2,884,892	.02%	9,955	.04%		.00%		.00%		.00%
750.01 - 1,000.00	6	.01%	1,985,449	.02%	5,274	.02%	1	.05%	124,701	.06%	843	.17%
1,000.01 - 1,500.00	1	.00%	118,203	.00%	1,385	.01%		.00%		.00%		.00%
1,500.01 - 2,000.00	1	.00%	245,768	.00%	1,799	.01%		.00%		.00%		.00%
Total	106,773	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,879	100.00%	223,861,082	100.00%	486,390	100.00%

Note - by Main Account - taking into account Credit Balances at Sub-Account level

Months in Arrears (CER calculation, Main Account)	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .00	105,773	99.06%	12,372,592,027	98.97%	27,320,693	99.02%	1,851	98.51%	219,944,531	98.25%	478,571	98.39%
.01 - 1.00	999	.94%	128,602,030	1.03%	271,306	.98%	28	1.49%	3,916,550	1.75%	7,819	1.61%
(blank)	1	.00%	191	.00%	0	.00%		.00%		.00%		.00%
Total	106,773	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,879	100.00%	223,861,082	100.00%	486,390	100.00%

Note - by Main Account - taking into account Credit Balances at Sub-Account level

UKAR Level BTL Book Type	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
2 - 4	31,991	29.61%	3,706,359,609	29.65%	8,165,621	29.59%	567	29.84%	68,506,098	30.60%	147,652	30.36%
5 +	36,924	34.18%	4,455,754,374	35.64%	9,093,673	32.96%	640	33.68%	77,663,520	34.69%	161,682	33.24%
Sole	39,120	36.21%	4,339,080,265	34.71%	10,332,705	37.45%	693	36.47%	77,691,463	34.71%	177,056	36.40%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 61

	POOL						SAMPLE
No. of BTL Properties within the Pool	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1	43,660	40.41%	4,911,936,779	39.29%	11,643,237	42.20%	782	41.16%	88,857,351	39.69%	203,245	41.79%
2	16,438	15.22%	1,901,056,236	15.21%	4,229,833	15.33%	272	14.32%	30,848,867	13.78%	68,168	14.02%
3	9,057	8.38%	1,069,545,396	8.56%	2,307,057	8.36%	156	8.21%	20,378,629	9.10%	45,182	9.29%
4	6,420	5.94%	753,700,367	6.03%	1,597,436	5.79%	125	6.58%	16,293,516	7.28%	31,955	6.57%
5	4,590	4.25%	569,589,720	4.56%	1,162,108	4.21%	88	4.63%	10,239,151	4.57%	19,772	4.07%
6	3,438	3.18%	407,883,957	3.26%	860,207	3.12%	55	2.89%	6,925,906	3.09%	14,378	2.96%
7	2,625	2.43%	305,888,855	2.45%	632,610	2.29%	48	2.53%	5,437,455	2.43%	12,311	2.53%
8	2,280	2.11%	283,823,002	2.27%	570,669	2.07%	32	1.68%	4,048,579	1.81%	8,690	1.79%
9	1,584	1.47%	206,946,877	1.66%	413,665	1.50%	30	1.58%	3,410,811	1.52%	6,927	1.42%
10	1,540	1.43%	185,189,536	1.48%	374,000	1.36%	24	1.26%	2,922,062	1.31%	6,221	1.28%
11 - 20	8,701	8.05%	1,056,291,367	8.45%	2,096,700	7.60%	144	7.58%	18,037,670	8.06%	35,120	7.22%
21 - 30	3,684	3.41%	428,203,412	3.43%	852,846	3.09%	70	3.68%	7,857,714	3.51%	16,606	3.41%
31 - 40	1,728	1.60%	181,570,733	1.45%	387,512	1.40%	35	1.84%	4,216,260	1.88%	9,401	1.93%
41 - 50	818	.76%	85,670,981	.69%	159,623	.58%	17	.89%	1,556,909	.70%	2,912	.60%
51 - 100	1,243	1.15%	132,873,841	1.06%	265,427	.96%	19	1.00%	2,553,325	1.14%	4,983	1.02%
101 - 150	229	.21%	21,023,190	.17%	39,068	.14%	3	.16%	276,876	.12%	519	.11%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Last Arrears 1+ Year	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
2009	1,689	12.34%	211,962,374	12.87%	436,155	12.48%	31	13.54%	3,587,292	12.49%	7,721	13.23%
2010	2,015	14.72%	254,601,654	15.46%	523,563	14.99%	30	13.10%	4,302,357	14.98%	8,071	13.83%
2011	1,973	14.41%	248,136,429	15.07%	517,942	14.83%	22	9.61%	2,986,611	10.40%	5,629	9.65%
2012	1,721	12.57%	209,786,528	12.74%	441,895	12.65%	25	10.92%	3,685,587	12.84%	6,915	11.85%
2013	1,568	11.45%	192,003,165	11.66%	406,212	11.63%	35	15.28%	4,378,665	15.25%	8,358	14.32%
2014	1,514	11.06%	171,546,096	10.42%	376,369	10.77%	25	10.92%	3,174,804	11.06%	7,898	13.54%
2015	1,931	14.10%	220,256,017	13.37%	488,141	13.97%	37	16.16%	4,086,616	14.23%	7,801	13.37%
2016	1,280	9.35%	138,786,038	8.43%	303,226	8.68%	24	10.48%	2,512,149	8.75%	5,953	10.20%
Total	13,691	100.00%	1,647,078,299	100.00%	3,493,504	100.00%	229	100.00%	28,714,080	100.00%	58,346	100.00%

Servicer	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
CMSL	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 62

	POOL						SAMPLE
Annual Rental Income	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .00	5,134	4.75%	518,272,614	4.15%	1,295,052	4.69%	99	5.21%	9,878,132	4.41%	27,976	5.75%
1.00 - 10,000.00	72,383	67.02%	6,379,993,000	51.04%	14,201,864	51.47%	1,263	66.47%	112,694,387	50.34%	245,315	50.44%
10,001.00 - 20,000.00	26,230	24.29%	4,373,353,543	34.98%	9,540,751	34.58%	460	24.21%	78,238,577	34.95%	163,198	33.55%
20,001.00 - 30,000.00	3,663	3.39%	998,224,629	7.99%	2,081,326	7.54%	64	3.37%	17,163,827	7.67%	39,000	8.02%
30,001.00 - 40,000.00	396	.37%	148,428,013	1.19%	301,161	1.09%	8	.42%	2,770,017	1.24%	5,114	1.05%
40,001.00 - 50,000.00	92	.09%	43,766,743	.35%	92,911	.34%	3	.16%	1,491,524	.67%	2,714	.56%
50,001.00 - 100,000.00	62	.06%	30,234,022	.24%	58,317	.21%	2	.11%	1,382,319	.62%	2,591	.53%
100,001.00 - 250,000.00	32	.03%	5,460,799	.04%	14,001	.05%	1	.05%	242,299	.11%	482	.10%
250,001.00 - 500,000.00	9	.01%	2,372,046	.02%	4,552	.02%
500,001.00 - 750,000.00	1	.00%	487,441	.00%	914	.00%
750,001.00 - 1,000,000.00	1	.00%	139,168	.00%	261	.00%
1,000,001.00 - 1,500,000.00	3	.00%	474,192	.00%	889	.00%
Total	108,006	100.00%	12,501,206,212	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Annual CMS	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .00	1	.00%	91	.00%	0	.00%
.01 - 10,000.00	106,444	98.53%	12,181,062,310	97.44%	25,885,161	93.81%	1,872	98.53%	217,480,733	97.15%	454,917	93.53%
10,000.01 - 20,000.00	1,502	1.39%	296,696,737	2.37%	1,531,722	5.55%	26	1.37%	5,869,641	2.62%	26,829	5.52%
20,000.01 - 30,000.00	77	.07%	20,291,073	.16%	145,705	.53%	1	.05%	350,460	.16%	1,677	.34%
30,000.01 - 40,000.00	11	.01%	3,144,037	.03%	29,412	.11%	1	.05%	160,248	.07%	2,967	.61%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 63

	POOL						SAMPLE
DCSR	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
<= .0000	5,162	4.78%	518,260,559	4.15%	1,295,052	4.69%	99	5.21%	9,878,132	4.41%	27,976	5.75%
.0001 - 5.0000	98,363	91.05%	11,562,835,050	92.49%	25,553,242	92.61%	1,722	90.63%	206,140,323	92.08%	444,084	91.30%
5.0001 - 10.0000	4,081	3.78%	395,289,086	3.16%	692,809	2.51%	73	3.84%	7,482,778	3.34%	13,631	2.80%
10.0001 - 15.0000	232	.21%	11,385,579	.09%	23,479	.09%	4	.21%	94,599	.04%	175	.04%
15.0001 - 20.0000	60	.06%	1,870,774	.01%	5,240	.02%
20.0001 - 25.0000	26	.02%	676,917	.01%	1,612	.01%	1	.05%	22,951	.01%	43	.01%
25.0001 - 30.0000	22	.02%	1,772,140	.01%	3,296	.01%	1	.05%	242,299	.11%	482	.10%
30.0001 - 35.0000	16	.01%	1,960,493	.02%	3,738	.01%
35.0001 - 40.0000	12	.01%	1,196,699	.01%	2,277	.01%
40.0001 - 45.0000	12	.01%	1,941,646	.02%	3,663	.01%
45.0001 - 50.0000	14	.01%	1,735,473	.01%	3,371	.01%
50.0001 - 60.0000	14	.01%	1,254,385	.01%	2,334	.01%
60.0001 - 70.0000	4	.00%	41,250	.00%	75	.00%
70.0001 - 80.0000	2	.00%	5,160	.00%	10	.00%
90.0001 - 100.0000	1	.00%	98,308	.00%	184	.00%
100.0001 - 500.0000	10	.01%	797,562	.01%	1,481	.01%
500.0001 - 1000.0000	1	.00%	72,905	.00%	137	.00%
1000.0001+	2	.00%	172	.00%	0	.00%
Total	108,034	100.00%	12,501,194,157	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Currency	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
GBP	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Lien	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1st	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Regulated Loan	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
N	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 64

	POOL						SAMPLE
Worst Status in Last 6 months	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	106,921	98.97%	12,382,205,766	99.05%	27,328,239	99.04%	1,876	98.74%	221,348,933	98.88%	480,436	98.78%
1	848	.78%	92,500,581	.74%	202,592	.73%	16	.84%	1,588,279	.71%	3,145	.65%
2	155	.14%	16,035,137	.13%	36,273	.13%	5	.26%	653,285	.29%	1,831	.38%
3	51	.05%	4,615,116	.04%	11,660	.04%	2	.11%	126,826	.06%	708	.15%
4	25	.02%	3,036,095	.02%	5,927	.02%
5	8	.01%	569,778	.00%	1,226	.00%	1	.05%	143,759	.06%	270	.06%
6	9	.01%	702,191	.01%	2,397	.01%
7	10	.01%	928,364	.01%	2,050	.01%
8	3	.00%	427,257	.00%	1,155	.00%
9	4	.00%	139,077	.00%	252	.00%
12	1	.00%	34,886	.00%	228	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Worst Status in Last 12 months	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	105,828	97.96%	12,253,346,179	98.02%	27,043,556	98.01%	1,854	97.58%	219,075,019	97.86%	476,012	97.87%
1	1,567	1.45%	184,497,474	1.48%	408,032	1.48%	27	1.42%	3,073,517	1.37%	6,085	1.25%
2	354	.33%	35,841,073	.29%	76,933	.28%	9	.47%	1,145,454	.51%	2,760	.57%
3	147	.14%	13,846,099	.11%	33,115	.12%	9	.47%	423,333	.19%	1,263	.26%
4	57	.05%	6,354,014	.05%	13,800	.05%
5	23	.02%	1,890,570	.02%	3,706	.01%	1	.05%	143,759	.06%	270	.06%
6	20	.02%	1,926,787	.02%	4,690	.02%
7	17	.02%	1,784,385	.01%	4,018	.01%
8	4	.00%	542,614	.00%	1,368	.00%
9	6	.01%	263,377	.00%	912	.00%
10	1	.00%	58,075	.00%	109	.00%
11	3	.00%	121,964	.00%	230	.00%
12	1	.00%	34,886	.00%	228	.00%
13	2	.00%	228,087	.00%	420	.00%
19	1	.00%	77,963	.00%	140	.00%
21	3	.00%	207,276	.00%	380	.00%
33	1	.00%	173,425	.00%	360	.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Limited Company	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
Individual	104,988	97.18%	12,103,947,624	96.82%	26,748,677	96.94%	1,843	97.00%	216,307,734	96.63%	467,460	96.11%
Ltd Company	3,047	2.82%	397,246,624	3.18%	843,322	3.06%	57	3.00%	7,553,348	3.37%	18,930	3.89%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 65

	POOL						SAMPLE
No. of Borrowers	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
1	65,198	60.35%	7,647,087,836	61.17%	16,762,271	60.75%	1,180	62.11%	139,769,874	62.44%	305,315	62.77%
2	41,200	38.14%	4,663,395,896	37.30%	10,389,697	37.65%	695	36.58%	81,000,363	36.18%	174,862	35.95%
3	981	.91%	120,004,529	.96%	272,314	.99%	18	.95%	2,289,540	1.02%	4,717	.97%
4	656	.61%	70,705,987	.57%	167,717	.61%	7	.37%	801,306	.36%	1,496	.31%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Sensitive Cases	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
N	108,019	99.99%	12,499,809,364	99.99%	27,588,402	99.99%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Y	16	.01%	1,384,884	.01%	3,597	.01%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Bankruptcy	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
N	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 66

	POOL						SAMPLE
No. of Bedrooms	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
0	78,817	72.96%	9,034,024,969	72.27%	19,478,737	70.60%	1,388	73.05%	162,945,664	72.79%	347,782	71.50%
1	5,455	5.05%	515,507,850	4.12%	1,214,713	4.40%	100	5.26%	9,599,189	4.29%	23,140	4.76%
2	11,283	10.44%	1,203,303,772	9.63%	2,823,055	10.23%	197	10.37%	21,005,572	9.38%	49,371	10.15%
3	8,790	8.14%	1,082,697,129	8.66%	2,595,400	9.41%	155	8.16%	19,461,792	8.69%	43,630	8.97%
4	2,225	2.06%	368,618,846	2.95%	829,320	3.01%	35	1.84%	5,661,529	2.53%	12,446	2.56%
5	839	.78%	158,128,993	1.26%	352,302	1.28%	14	.74%	2,856,637	1.28%	5,412	1.11%
6	387	.36%	81,018,136	.65%	177,097	.64%	6	.32%	1,126,732	.50%	2,448	.50%
7	128	.12%	28,402,630	.23%	59,328	.22%	2	.11%	468,247	.21%	878	.18%
8	59	.05%	16,482,635	.13%	34,417	.12%	1	.05%	382,553	.17%	638	.13%
9	18	.02%	6,021,114	.05%	11,072	.04%
10	8	.01%	1,896,505	.02%	3,582	.01%	1	.05%	270,238	.12%	507	.10%
11	8	.01%	1,286,440	.01%	2,800	.01%	1	.05%	82,930	.04%	138	.03%
12	7	.01%	997,355	.01%	4,964	.02%
13	1	.00%	131,772	.00%	247	.00%
15	1	.00%	246,074	.00%	461	.00%
18	1	.00%	136,555	.00%	228	.00%
20	1	.00%	276,964	.00%	609	.00%
21	1	.00%	91,370	.00%	171	.00%
22	2	.00%	351,545	.00%	613	.00%
31	1	.00%	167,044	.00%	313	.00%
43	1	.00%	324,444	.00%	605	.00%
44	1	.00%	311,871	.00%	520	.00%
79	1	.00%	770,238	.01%	1,444	.01%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Previous Complaint	#	# %	UPB £	UPB £ %	CMS £	CMS £ %	#	# %	UPB £	UPB £ %	CMS £	CMS £ %
	103,853	96.13%	12,016,882,813	96.13%	26,466,391	95.92%	1,807	95.11%	213,520,400	95.38%	463,595	95.31%
Y	4,182	3.87%	484,311,435	3.87%	1,125,608	4.08%	93	4.89%	10,340,682	4.62%	22,795	4.69%
Total	108,035	100.00%	12,501,194,248	100.00%	27,591,999	100.00%	1,900	100.00%	223,861,082	100.00%	486,390	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Ripon – Narrative Report	November 2016	Page | 67